This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated August 29, 1996 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Funds, your PaineWebber Investment Executive or PaineWebber's correspondent firms, or by calling toll-free 1-800-762-1000.
PAINEWEBBER RMA

       MONEY MARKET PORTFOLIO
       U.S. GOVERNMENT PORTFOLIO
       TAX-FREE FUND
       CALIFORNIA MUNICIPAL
          MONEY FUND
       CONNECTICUT MUNICIPAL
          MONEY FUND
       NEW JERSEY MUNICIPAL
          MONEY FUND
       NEW YORK MUNICIPAL
          MONEY FUND

1285 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10019
-----------------------------------------------------
-----------------------------------------------------

MONEY MARKET PORTFOLIO AND U.S. GOVERNMENT PORTFOLIO ARE SERIES OF PAINEWEBBER RMA MONEY FUND, INC. PAINEWEBBER RMA MONEY FUND, INC. AND PAINEWEBBER RMA TAX-FREE FUND, INC. ARE MARYLAND CORPORATIONS (EACH A "CORPORATION"). CALIFORNIA MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND ARE SERIES OF PAINEWEBBER MANAGED MUNICIPAL TRUST, A MASSACHUSETTS BUSINESS TRUST, AND CONNECTICUT MUNICIPAL MONEY FUND AND NEW JERSEY MUNICIPAL MONEY FUND ARE SERIES OF PAINEWEBBER MUNICIPAL MONEY MARKET SERIES, ALSO A MASSACHUSETTS BUSINESS TRUST (EACH A "TRUST").

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE EACH FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

CALIFORNIA MUNICIPAL MONEY FUND, CONNECTICUT MUNICIPAL MONEY FUND, NEW JERSEY MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND EACH MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER. THEREFORE, AN

INVESTMENT IN THESE FUNDS MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.
PROFESSIONALLY MANAGED MONEY
MARKET FUNDS SEEKING:

/X/ MAXIMUM CURRENT INCOME

/X/ HIGH LIQUIDITY

/X/ CONSERVATION OF CAPITAL

/X/ INCOME FREE FROM FEDERAL INCOME TAX FOR TAX-FREE FUND

/X/ CALIFORNIA DOUBLE TAX-FREE INCOME FOR CALIFORNIA MUNICIPAL MONEY FUND

/X/ CONNECTICUT DOUBLE TAX-FREE INCOME FOR CONNECTICUT MUNICIPAL MONEY FUND

/X/ NEW JERSEY DOUBLE TAX-FREE INCOME FOR NEW JERSEY MUNICIPAL MONEY FUND

/X/ NEW YORK STATE DOUBLE TAX-FREE INCOME OR NEW YORK CITY TRIPLE TAX-FREE
    INCOME FOR NEW YORK MUNICIPAL MONEY FUND
-----------------------------------------------------
-----------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PROSPECTUS DATED AUGUST 29, 1996

                                   HIGHLIGHTS

     See elsewhere in the Prospectus for more information on the topics discussed in these highlights.

The Funds:                   Professionally managed money market funds (each a "Fund") offered primarily to participants in the PaineWebber Resource Management Account ("RMA")(R) program. The
                             Funds also are offered to participants in the PaineWebber Business Services Account
                             ("BSA")(R) program.
Investment Objectives and    PaineWebber RMA Money Market Portfolio ("Money Market Portfolio")--A diversified
  Policies:                  money market fund seeking maximum current income consistent with liquidity and conservation of capital; invests in high quality money market instruments.
                             PaineWebber RMA U.S. Government Portfolio ("U.S. Government Portfolio")--A
                             diversified money market fund seeking maximum current income consistent with liquidity and conservation of capital; invests in short-term U.S. government securities.
                             PaineWebber RMA Tax-Free Fund, Inc. ("Tax-Free Fund")--A diversified money market fund seeking maximum current income exempt from federal income tax consistent with liquidity and conservation of capital; invests in high quality municipal money market instruments.
                             PaineWebber RMA California Municipal Money Fund ("California Municipal Money
                             Fund")--A non-diversified money market fund seeking maximum current income exempt from federal income tax and California personal income tax, consistent with liquidity and conservation of capital; invests in high quality California Municipal
                             Securities (as defined below).
                             PaineWebber RMA Connecticut Municipal Money Fund ("Connecticut Municipal Money
                             Fund")--A non-diversified money market fund seeking the maximization of current income exempt from federal income tax and Connecticut personal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity; invests in high quality Connecticut Municipal Securities (as defined below).
                             PaineWebber RMA New Jersey Municipal Money Fund ("New Jersey Municipal Money
                             Fund")--A non-diversified money market fund seeking the maximization of current income exempt from federal income tax and New Jersey personal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity; invests in high quality New Jersey Municipal Securities (as defined below).
                             PaineWebber RMA New York Municipal Money Fund ("New York Municipal Money Fund")--A
                             non-diversified money market fund seeking maximum current income exempt from federal income tax and New York State and New York City personal income taxes, consistent with liquidity and conservation of capital; invests in high quality New
                             York Municipal Securities (as defined below).
Net Assets at                Money Market Portfolio--$7.6 billion.
  July 31, 1996:             U.S. Government Portfolio--$1.1 billion.
                             Tax-Free Fund--$2.1 billion.
                             California Municipal Money Fund--$497.0 million.
                             Connecticut Municipal Money Fund--$18.3 million.
                             New Jersey Municipal Money Fund--$43.3 million.
                             New York Municipal Money Fund--$288.6 million.
Distributor and Investment   PaineWebber Incorporated ("PaineWebber"). See "Management."
  Adviser:
Sub-Adviser:                 Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins").
Purchases:                   Shares are available exclusively through PaineWebber and its correspondent firms.
                             See "Purchases."
Redemptions:                 Shares may be redeemed through PaineWebber or its correspondent firms. See
                             "Redemptions."
Yield:                       Based on current money market rates; quoted in the financial section of most newspapers.
Dividends:                   Declared daily and paid monthly. See "Dividends and Taxes."
Reinvestment:                All dividends are automatically paid in Fund shares.
Minimum Purchase:            No minimum.
Public Offering Price:       Net asset value, which each Fund seeks to maintain at $1.00 per share.

     WHO SHOULD INVEST. Each Fund has its own suitability considerations and risk factors, as summarized below and described in detail under "Investment Objectives and Policies." The Funds are designed for investors seeking liquidity and current income. The Funds provide a convenient means for investors to enjoy current income at money market rates with minimal risk of fluctuation of principal.

     Shares of the Funds are offered primarily to clients of PaineWebber and its correspondent firms who are participants in the RMA and BSA programs. Shares of the Funds may be offered to PaineWebber clients with other types of accounts under certain limited circumstances.

     Tax-Free Fund, California Municipal Money Fund, Connecticut Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund (referred to collectively in this Prospectus as the "Municipal Funds") are not suitable for tax-exempt institutions or qualified retirement plans, because those investors cannot take advantage of the tax-exempt character of these Funds' dividends.

     MONEY MARKET PORTFOLIO AND U.S. GOVERNMENT PORTFOLIO are designed for investors seeking liquidity and current income. They provide a convenient means for investors to enjoy current income at money market rates with minimal risk of fluctuation of principal.

     TAX-FREE FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax. It provides a convenient means for investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.

     CALIFORNIA MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and California personal income tax. The Fund provides a convenient means for California investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.

     CONNECTICUT MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and Connecticut personal income tax. The Fund provides a convenient means for Connecticut investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.

     NEW JERSEY MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and New Jersey personal income tax. The Fund provides a convenient means for New Jersey investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.

     NEW YORK MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and New York State and New York City personal income taxes. The Fund provides a convenient means for New York investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.

     RISK FACTORS. There can be no assurance that any Fund will achieve its investment objective. In periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund's yield generally will be somewhat lower. See "Investment Objectives and Policies" for more information about this risk factor and those described below.

     THE CONCENTRATION OF THE INVESTMENTS OF CALIFORNIA MUNICIPAL MONEY FUND, CONNECTICUT MUNICIPAL MONEY FUND, NEW JERSEY MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND IN SECURITIES ISSUED BY A SINGLE STATE OR ENTITIES WITHIN THAT STATE MAY SUBJECT THOSE FUNDS TO GREATER RISKS THAN A MONEY MARKET FUND THAT HAS A BROADER RANGE OF INVESTMENTS. Investors should be aware that each of the states of California, Connecticut, New Jersey and New York (the "States") experienced economic recessions during the late 1980's and/or early 1990's and the credit ratings assigned to the general obligation bonds of each State was reduced by at least one rating agency since 1990. In particular, the State of New York and many of its agencies and local governments have been experiencing, and continue to experience, significant financial difficulties. There can be no assurance that one or more of the States will not experience financial difficulties in the future, which may lead to reductions in the credit standings of such States and possibly of certain local governments (including New York City).

     The ability of each Municipal Fund to invest more than 25% of its total assets in securities the interest on which is paid from similar types of projects may further increase the risk of an investment in those Funds.

     EXPENSES OF INVESTING IN THE FUNDS. The following tables are intended to assist investors in understanding the expenses associated with investing in each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                                 FOR ALL FUNDS

Sales charge on purchases of shares.....................................................  None
Sales charge on reinvested dividends....................................................  None
Redemption fee or deferred sales charge.................................................  None

                        ANNUAL FUND OPERATING EXPENSES**
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                             CALIFORNIA     CONNECTICUT    NEW JERSEY
                                    MONEY         U.S.                        MUNICIPAL      MUNICIPAL      MUNICIPAL
                                   MARKET      GOVERNMENT        TAX-           MONEY          MONEY          MONEY
                                  PORTFOLIO     PORTFOLIO      FREE FUND        FUND           FUND           FUND
                                 -----------  -------------  -------------  -------------  -------------  -------------
Management fees................        0.50%         0.44%          0.45%          0.48%          0.50%          0.50%
12b-1 fees.....................        None          0.08           0.08           0.08           0.12           0.12
Other expenses.................        0.09          0.11           0.07           0.11           0.49           0.33
                                      -----         -----          -----          -----          -----          -----
Total Operating Expenses.......        0.59%(1)      0.63%(2)       0.60%(3)       0.67%(4)       1.11%*         0.95%*
                                      -----         -----          -----          -----          -----          -----
                                      -----         -----          -----          -----          -----          -----

                                   NEW YORK
                                     MONEY
                                     FUND
                                 -------------
Management fees................        0.50%
12b-1 fees.....................        0.08
Other expenses.................        0.12
                                      -----
Total Operating Expenses.......        0.70%(5)
                                      -----
                                      -----

                                   MUNICIPAL

------------

 * Annualized

** See "Management" for additional information. The fees and expenses shown are those actually incurred for each Fund's most recent fiscal year, except for Connecticut Municipal Money Fund and New Jersey Municipal Money Fund, for which the fees and expenses shown are for the eight months ended June 30, 1996 and except for New York Municipal Money Fund, for which "Management fees" and "Total Operating Expenses" are those that would have been incurred by that Fund had PaineWebber not waived a portion of its fees during the fiscal year. PaineWebber currently charges an annual $85 account charge for the RMA program including the Gold MasterCard(R) without the Bank One Line of Credit. The fee for clients who choose the Line of Credit for their Gold MasterCard is $125. The annual account charge for the BSA program, including the MasterCard BusinessCard(R), is $125 ($165 with a MasterCard Line of Credit). The account charges are not included in the table because certain non-RMA and non-BSA participants are permitted to purchase shares of the Funds.

                                          (Footnotes continue on following page)

   (Footnotes continued from preceding page)

(1) These ratios do not include non-recurring acquisition expenses of 0.01%. If these expenses had been included, "Other expenses" would have been 0.10%.

(2) These ratios do not include non-recurring acquisition expenses of 0.02%. If these expenses had been included, "Other expenses" would have been 0.13%.

(3) These ratios do not include non-recurring acquisition expenses of 0.01%. If these expenses had been included, "Other expenses" would have been 0.08%.

(4) These ratios do not include non-recurring acquisition expenses of 0.03%. If these expenses had been included, "Other expenses" would have been 0.14%.

(5) These ratios do not include non-recurring acquisition expenses of 0.04%. If these expenses had been included, "Other expenses" would have been 0.16%.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

     An investor would pay directly or indirectly the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:

                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                           -----------  -----------  -----------  -----------
Money Market Portfolio...................................................   $       6    $      19    $      33    $      74
U.S. Government Portfolio................................................   $       6    $      20    $      35    $      79
Tax-Free Fund............................................................   $       6    $      19    $      33    $      75
California Municipal Money Fund..........................................   $       7    $      21    $      37    $      83
Connecticut Municipal Money Fund.........................................   $      11    $      35    $      61    $     135
New Jersey Municipal Money Fund..........................................   $      10    $      30    $      53    $     117
New York Municipal Money Fund............................................   $       7    $      22    $      39    $      87

     This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, any Fund's projected or actual performance.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of average net assets and the extent to which each Fund incurs variable expenses, such as transfer agency costs.

FINANCIAL HIGHLIGHTS

     The tables below provide selected per share data and ratios for one share of each Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in each Fund's Annual Report to Shareholders for the fiscal year or eight months ended June 30, 1996, which are incorporated by reference into the Statement of Additional Information and which may be obtained without charge by calling 1-800-647-1568. The financial statements and notes, as well as the information in the tables appearing below insofar as it relates to each of the five fiscal years in the period ended June 30, 1996 (in the case of Tax-Free Fund, Money Market Portfolio and U.S. Government Portfolio), the six fiscal periods ended June 30, 1996 (in the case of California Municipal Money Fund and New York Municipal Money Fund) and the eight months ended June 30, 1996 and the fiscal year ended October 31, 1995 (in the case of Connecticut Municipal Money Fund and New Jersey Municipal Money Fund), have been audited by Ernst & Young LLP, independent auditors, whose unqualified reports thereon are incorporated by reference into the Funds' Statement of Additional Information. The information appearing below for the periods ended prior to these dates also has been audited by Ernst & Young LLP or, in the case of Connecticut Municipal Money Fund and New Jersey Municipal Money Fund, by other auditors whose reports thereon also were unqualified.

                                                              MONEY MARKET PORTFOLIO
                         -------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED JUNE 30,
                         -------------------------------------------------------------------------------------------------
                           1996       1995       1994       1993       1992       1991       1990       1989       1988
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value,
 beginning of period...      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net investment
income.................      0.051      0.049      0.030      0.029      0.046      0.069      0.081      0.084      0.064
Dividends from net
investment income......     (0.051)    (0.049)    (0.030)    (0.029)    (0.046)    (0.069)    (0.081)    (0.084)    (0.064)
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of
period.................      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total investment return
(1)....................       5.25%      5.00%      2.95%      2.98%      4.56%      6.88%      8.10%      8.40%      6.40%
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (000's)........  $7,522,612 $5,398,146 $4,337,009 $4,031,398 $4,054,344 $4,208,467 $3,765,953 $2,637,820 $2,509,372
Expenses to average net
assets.................       0.60%(2)   0.59%      0.59%      0.59%      0.59%      0.61%      0.58%      0.59%      0.76%
Net investment income
 to average net
assets.................       5.14%(2)   4.91%      2.98%      2.95%      4.57%      6.89%      8.07%      8.48%      6.37%


                           1987
                         ---------
Net asset value,
 beginning of period...      $1.00
                         ---------
Net investment
income.................      0.055
Dividends from net
investment income......     (0.055)
                         ---------
Net asset value, end of
period.................      $1.00
                         ---------
                         ---------
Total investment return
(1)....................      5.50%
                         ---------
                         ---------
RATIOS/SUPPLEMENTAL DAT
Net assets, end of
 period (000's)........  $2,163,807
Expenses to average net
assets.................       0.79%
Net investment income
 to average net
assets.................       5.54%



------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

(2) These ratios include non-recurring acquisition expenses of 0.01%.

                                                             U.S. GOVERNMENT PORTFOLIO
                         -------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED JUNE 30,
                         -------------------------------------------------------------------------------------------------
                           1996       1995       1994       1993       1992       1991       1990       1989       1988
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value,
 beginning of period...      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net investment
income.................      0.049      0.046      0.027      0.028      0.044      0.066      0.077      0.078      0.059
Dividends from net
investment income......     (0.049)    (0.046)    (0.027)    (0.028)    (0.044)    (0.066)    (0.077)    (0.078)    (0.059)
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of
period.................      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total investment return
(1)....................       5.04%      4.67%      2.74%      2.83%      4.36%      6.59%      7.70%      7.80%      5.90%
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (000's)........ $1,137,510   $815,781   $854,928   $880,834   $838,023   $937,943   $488,577   $327,437   $316,349
Expenses to average net
assets.................       0.65%(2)   0.63%      0.62%      0.61%      0.62%      0.64%      0.68%      0.60%      0.74%
Net investment income
 to average net
assets.................       4.91%(2)   4.55%      2.75%      2.80%      4.37%      6.46%      7.67%      7.77%      5.92%


                           1987
                         ---------
Net asset value,
 beginning of period...      $1.00
                         ---------
Net investment
income.................      0.053
Dividends from net
investment income......     (0.053)
                         ---------
Net asset value, end of
period.................      $1.00
                         ---------
                         ---------
Total investment return
(1)....................      5.30%
                         ---------
                         ---------
RATIOS/SUPPLEMENTAL DAT
Net assets, end of
 period (000's)........   $241,148
Expenses to average net
assets.................       0.75%
Net investment income
 to average net
assets.................       5.31%



------------
 + Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

(2) These ratios include non-recurring acquisition expenses of 0.02%.

                                                                       TAX-FREE FUND
                             -------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED JUNE 30,
                             -------------------------------------------------------------------------------------------------
                               1996       1995       1994       1993       1992       1991       1990       1989       1988
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning
 of
 period....................      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net investment income......      0.030      0.030      0.019      0.021      0.033      0.047      0.053      0.056      0.042
Dividends from net
 investment income.........     (0.030)    (0.030)    (0.019)    (0.021)    (0.033)    (0.047)    (0.053)    (0.056)    (0.042)
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of
period.....................      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total investment return
(1)........................       3.09%      3.03%      1.88%      2.07%      3.30%      4.74%      5.30%      5.60%      4.20%
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000's)....................  $2,013,448 $1,562,040 $1,427,724 $1,248,702 $1,183,719 $1,190,073 $1,097,787  $912,865   $941,169
Expenses to average net
assets.....................       0.61%(2)   0.63%      0.64%      0.65%      0.62%      0.67%      0.67%      0.60%      0.61%
Net investment income to
 average net assets........       3.02%(2)   3.00%      1.90%      2.06%      3.30%      4.66%      5.33%      5.49%      4.20%


                               1987
                             ---------
Net asset value, beginning
 of
 period....................      $1.00
                             ---------
Net investment income......      0.037
Dividends from net
 investment income.........     (0.037)
                             ---------
Net asset value, end of
period.....................      $1.00
                             ---------
                             ---------
Total investment return
(1)........................      3.70%
                             ---------
                             ---------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000's)....................   $942,668
Expenses to average net
assets.....................       0.62%
Net investment income to
 average net assets........       3.70%



------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

(2) These ratios include non-recurring acquisition expenses of 0.01%.

                                                        CALIFORNIA MUNICIPAL MONEY FUND
                            ----------------------------------------------------------------------------------------
                                                                          FOR THE
                                                                           SEVEN
                                       FOR THE YEARS ENDED                MONTHS           FOR THE YEARS ENDED
                                             JUNE 30,                      ENDED              NOVEMBER 30,
                            ------------------------------------------   JUNE 30,    -------------------------------
                              1996       1995       1994       1993        1992        1991       1990       1989
                            ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
Net asset value, beginning
 of period................     $1.00      $1.00      $1.00      $1.00      $1.00        $1.00      $1.00      $1.00
                            ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
Net investment income.....      0.029      0.029      0.018      0.019      0.016        0.038      0.050      0.056
Dividends from net
 investment income........     (0.029)    (0.029)    (0.018)    (0.019)     (0.016)     (0.038)    (0.050)    (0.056)
                            ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
Net asset value, end of
period....................     $1.00       $1.00      $1.00      $1.00        $1.00      $1.00      $1.00      $1.00
                            ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
                            ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
Total investment return
(1).......................       2.89%      2.91%      1.78%      1.88%      1.61%        3.81%      4.95%      5.56%
                            ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
                            ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000's)...................  $473,726    $330,937   $295,183   $290,367    $259,183    $261,902   $300,516   $234,605
Expenses to average net
assets**..................      0.70%(2)    0.69%      0.69%      0.72%       0.69%*      0.75%      0.70%      0.67%
Net investment income to
average net assets**......      2.82%(2)    2.87%      1.79%      1.86%       2.75%*      3.83%      4.96%      5.52%


                            FOR THE PERIOD
                              NOVEMBER 7,
                                 1988+
                                  TO
                             NOVEMBER 30,
                                 1988
                            ---------------
Net asset value, beginning
 of period................     $1.00
                             -------
Net investment income.....     0.004
Dividends from net
 investment income........    (0.004)
                             -------
Net asset value, end of
period....................     $1.00
                             -------
                             -------
Total investment return
(1).......................      0.35%
                             -------
                             -------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000's)...................   $53,745
Expenses to average net
assets**..................      0.67%*
Net investment income to
average net assets**......      5.24%*



------------
 * Annualized
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.
(2) These ratios include non-recurring acquisition expenses of 0.03%.
 ** For the year ended November 30, 1989, PaineWebber waived fees and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.73% and 5.46%, respectively.

                                                                  CONNECTICUT MUNICIPAL MONEY FUND
                                         ----------------------------------------------------------------------------------
                                            FOR THE EIGHT                   FOR THE YEARS                  FOR THE PERIOD
                                               MONTHS                     ENDED OCTOBER 31,               NOVEMBER 6, 1990+
                                                ENDED         ------------------------------------------         TO
                                            JUNE 30, 1996      1995(2)     1994       1993       1992     OCTOBER 31, 1991
                                         -------------------  ---------  ---------  ---------  ---------  -----------------
Net asset value, beginning of period...       $    1.00       $    1.00  $    1.00  $    1.00  $    1.00      $    1.00
                                                -------       ---------  ---------  ---------  ---------        -------
Net investment income..................           0.016           0.026      0.017      0.015      0.022          0.040
Dividends from net investment income...          (0.016)         (0.026)    (0.017)    (0.015)    (0.022)        (0.040)
                                                -------       ---------  ---------  ---------  ---------        -------
Net asset value, end of period.........       $    1.00       $    1.00  $    1.00  $    1.00  $    1.00      $    1.00
                                                -------       ---------  ---------  ---------  ---------        -------
Total investment return (1)............            1.64%           2.62%      1.74%      1.49%      2.25%          4.04%
                                                -------       ---------  ---------  ---------  ---------        -------
                                                -------       ---------  ---------  ---------  ---------        -------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)......       $  18,988       $  22,209  $  25,763  $  27,937  $  28,063      $  40,078
Expenses to average net assets**.......            1.11%*          1.01%      0.90%      0.97%      0.86%          0.36%*
Net investment income to average net
assets**...............................            2.47%*          2.63%      1.71%      1.47%      2.28%          3.96%*

---------------
 * Annualized

 + Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

(2) Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to PaineWebber on January 30, 1995.

 ** For the period November 6, 1990 to October 31, 1991, the predecessor adviser waived and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.82% and 3.50%, respectively.

                                                                NEW JERSEY MUNICIPAL MONEY FUND
                                        --------------------------------------------------------------------------------
                                                                                                         FOR THE PERIOD
                                                                                                           FEBRUARY 1,
                                           FOR THE EIGHT                   FOR THE YEARS                      1991+
                                              MONTHS                     ENDED OCTOBER 31,                     TO
                                               ENDED         ------------------------------------------    OCTOBER 31,
                                           JUNE 30, 1996      1995(2)     1994       1993       1992          1991
                                        -------------------  ---------  ---------  ---------  ---------  ---------------
Net asset value, beginning of
period................................       $    1.00       $    1.00  $    1.00  $    1.00  $    1.00     $    1.00
                                               -------       ---------  ---------  ---------  ---------       -------

Net investment income.................           0.017           0.027      0.018      0.016      0.025         0.032
Dividends from net investment
income................................          (0.017)         (0.027)    (0.018)    (0.016)    (0.025)       (0.032)
                                               -------       ---------  ---------  ---------  ---------       -------
Net asset value, end of period........       $    1.00       $    1.00  $    1.00  $    1.00  $    1.00     $    1.00
                                               -------       ---------  ---------  ---------  ---------       -------
                                               -------       ---------  ---------  ---------  ---------       -------
Total investment return (1)...........            1.71%           2.75%      1.76%      1.65%      2.49%         3.19%
                                               -------       ---------  ---------  ---------  ---------       -------
                                               -------       ---------  ---------  ---------  ---------       -------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).....       $  42,233       $  36,206  $  31,981  $  36,473  $  27,625     $  41,504
Expenses to average net assets**......            0.95%*          0.93%      0.85%      0.93%      0.86%         0.27%*
Net investment income to average net
assets**..............................            2.56%*          2.73%      1.74%      1.63%      2.51%         4.20%*

---------------

 * Annualized

 + Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

(2) Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to PaineWebber on January 30, 1995.

 ** For the period February 1, 1991 to October 31, 1991, the predecessor adviser waived and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.83% and 3.64%, respectively.

                                                        NEW YORK MUNICIPAL MONEY FUND
                           ----------------------------------------------------------------------------------------
                                                                         FOR THE
                                                                          SEVEN
                                      FOR THE YEARS ENDED                MONTHS           FOR THE YEARS ENDED
                                            JUNE 30,                      ENDED              NOVEMBER 30,
                           ------------------------------------------   JUNE 30,    -------------------------------
                             1996       1995       1994       1993        1992        1991       1990       1989
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
Net asset value,
 beginning of period.....     $1.00      $1.00      $1.00      $1.00      $1.00        $1.00      $1.00      $1.00
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
Net investment income....      0.029      0.028      0.017      0.018      0.016        0.037      0.049      0.055
Dividends from net
investment income........     (0.029)    (0.028)    (0.017)    (0.018)     (0.016)     (0.037)    (0.049)    (0.055)
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
Net asset value, end of
period...................      $1.00      $1.00      $1.00      $1.00        $1.00      $1.00      $1.00      $1.00
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
Total investment return
(1)......................       2.91%      2.81%      1.70%      1.82%        1.62%      3.74%      4.92%      5.51%
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000's)..................   $255,177   $192,799   $165,111   $116,604     $129,687   $121,347   $113,885    $78,497
Expenses to average net
 assets:
   Before waiver from
adviser..................       0.74%(2)   0.71%     0.75%      0.79%       0.73%*       0.89%      0.85%      0.89%
   After waiver from
adviser..................       0.72%(2)   0.68%     0.68%      0.68%       0.68%*       0.68%      0.64%      0.37%
Net investment income to
 average net assets:
   Before waiver from
adviser..................       2.79%(2)   2.78%     1.67%      1.70%       2.54%*       3.52%      4.67%      5.04%
   After waiver from
adviser..................       2.81%(2)   2.81%     1.74%      1.81%       2.59%*       3.73%      4.88%      5.56%


                            FOR THE PERIOD
                             NOVEMBER 10,
                                 1988+
                                  TO
                           NOVEMBER 30, 1988
                           -----------------
Net asset value,
 beginning of period.....      $1.00
                             -------
Net investment income....      0.003
Dividends from net
investment income........     (0.003)
                             -------
Net asset value, end of
period...................      $1.00
                             -------
                             -------
Total investment return
(1)......................       0.29%
                             -------
                             -------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000's)..................    $24,237
Expenses to average net
 assets:
   Before waiver from
adviser..................       1.09%*
   After waiver from
adviser..................       0.27%*
Net investment income to
 average net assets:
   Before waiver from
adviser..................       4.07%*
   After waiver from
adviser..................       4.89%*



------------

 * Annualized

 + Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

(2) These ratios include non-recurring acquisition expenses of 0.04%.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of both Money Market Portfolio and U.S. Government Portfolio is to provide maximum current income consistent with liquidity and conservation of capital. Each Fund seeks to meet this objective by following different investment policies. Tax-Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. Connecticut Municipal Money Fund's objective is the maximization of current income exempt from federal income tax and Connecticut personal income tax for residents of the State of Connecticut, consistent with the preservation of capital and the maintenance of liquidity. New Jersey Municipal Money Fund's objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity. New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital.

     Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. In managing each Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques, including varying the composition and the average weighted maturity of each Fund's portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns, in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. Mitchell Hutchins may also seek to improve a Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money market.

     There can be no assurance that the Funds will achieve their investment objectives. In periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true.

MONEY MARKET PORTFOLIO

     Money Market Portfolio invests in high quality money market instruments having or deemed to have remaining maturities of 13 months or less. These instruments include U.S. government securities, obligations of U.S. banks, commercial paper and other short-term corporate obligations, corporate bonds and notes, variable and floating rate securities and participation interests or repurchase agreements involving any of the foregoing securities. Participation interests are pro rata interests in securities held by others.

     The U.S. government securities in which Money Market Portfolio may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government

National Mortgage Association certificates ("GNMAs")), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as mortgage-backed securities issued by the Federal National Mortgage Association).

     Money Market Portfolio may invest in obligations (including certificates of deposit, bankers' acceptances and similar obligations) of U.S. banks, including foreign branches of domestic banks and domestic branches of foreign banks, having total assets in excess of $1.5 billion at the time of purchase. The Fund may invest in non-negotiable time deposits of U.S. banks, savings associations and similar depository institutions having total assets in excess of $1.5 billion at the time of purchase only if the time deposits have maturities of seven days or less. The Fund may also invest in interest-bearing savings deposits in U.S. banks and savings associations having total assets of $1.5 billion or less, provided that the principal amounts at each such bank are fully insured by the Federal Deposit Insurance Corporation and the aggregate amount of such deposits (plus accrued interest) does not exceed 5% of the Fund's assets.

     The commercial paper and other short-term corporate obligations purchased by Money Market Portfolio consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Corporation's board of directors, present minimal credit risks and are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligations a short-term rating or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality ("First Tier Securities"). The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

U.S. GOVERNMENT PORTFOLIO

     U.S. Government Portfolio invests in U.S. government securities having or deemed to have remaining maturities of 13 months or less and repurchase agreements secured by U.S. government securities. Under investment guidelines adopted by the Corporation's board of directors, the Fund currently invests only in securities, such as U.S. Treasury bills, Treasury notes and GNMAs, that are backed by the full faith and credit of the United States and repurchase agreements secured by such securities. These guidelines may be modified by the directors without shareholder approval. U.S. government securities in which the Fund would otherwise be authorized to invest include obligations supported primarily or solely by the creditworthiness of the issuer.

TAX-FREE FUND

     Tax-Free Fund invests substantially all of its assets in high quality money market instruments having or deemed to have remaining maturities of 13 months or less issued by states, municipalities and public authorities, the interest from which is exempt from federal income tax ("Municipal Securities"). The Fund purchases only those Municipal Securities that are First Tier Securities. These Municipal Securities include municipal notes, municipal commercial paper, municipal bonds, floating and variable rate municipal obligations and participation interests in municipal bonds and floating and variable rate obligations. Municipal bonds include industrial development bonds ("IDBs"), private activity bonds ("PABs"), moral obligation bonds, municipal lease obligations and certificates of participation therein and put bonds. The interest on most PABs is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Under normal market conditions, the Fund intends to invest in Municipal Securities that pay interest that is not an item of tax preference for purposes of the AMT ("AMT exempt interest"), but may invest up to 20% of its total assets in such securities if, in Mitchell Hutchins' judgment, market conditions warrant. The principal Municipal Securities in which the Fund invests are described in the Appendix to this Prospectus.

CALIFORNIA MUNICIPAL MONEY FUND

     Except for temporary purposes, California Municipal Money Fund invests at least 80% and seeks to invest 100% of its net assets in Municipal Securities issued by the State of California, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as California personal income tax ("California Municipal Securities").

     California Municipal Money Fund invests in high quality California Municipal Securities having or deemed to have remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for the Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund intends to invest in California Municipal Securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant. The California Municipal Securities purchased by the Fund consist only of First Tier Securities.

CONNECTICUT MUNICIPAL MONEY FUND

     Except for temporary purposes, Connecticut Municipal Money Fund invests at least 65% of its total assets and seeks to invest 100% of its net assets in Municipal Securities issued by the State of Connecticut, its political subdivisions, authorities and corporations, the interest from which is exempt from federal income tax as well as Connecticut personal income tax ("Connecticut Municipal Securities"). Except for temporary purposes, the Fund invests at least 80% of its net assets in Municipal Securities.

     Connecticut Municipal Money Fund invests in high quality Connecticut Municipal Securities having or deemed to have remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund may invest in securities that pay interest that is subject to the AMT. The Connecticut Municipal Securities purchased by the Fund consist only of First Tier Securities.

NEW JERSEY MUNICIPAL MONEY FUND

     Except for temporary purposes, New Jersey Municipal Money Fund invests at least 65% of its total assets and seeks to invest 100% of its net assets in Municipal Securities issued by the State of New Jersey, its political subdivisions, authorities and corporations, the interest from which is exempt from federal income tax as well as New Jersey personal income tax ("New Jersey Municipal Securities"). Except for temporary purposes, the Fund invests at least 80% of its net assets in Municipal Securities.

     New Jersey Municipal Money Fund invests in high quality New Jersey Municipal Securities having or deemed to have remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund may invest in securities that pay interest that is subject to the AMT. The New Jersey Municipal Securities purchased by the Fund consist only of First Tier Securities.

NEW YORK MUNICIPAL MONEY FUND

     Except for temporary purposes, New York Municipal Money Fund invests at least 80% and seeks to invest 100% of its net assets in Municipal Securities issued by the State of New York, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes ("New York Municipal Securities").

     New York Municipal Money Fund invests in high quality New York Municipal Securities having or deemed to have remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for the Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund intends to invest in New York Municipal Securi-ties that pay AMT exempt interest, but may invest without limit in securities that pay inter-est that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant. The New York Municipal Securities purchased by the Fund consist only of First Tier Securities.

OTHER INVESTMENT POLICIES AND RISK FACTORS

     U.S. GOVERNMENT SECURITIES. Money Market and U.S. Government Portfolios may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both that have been "stripped" from certain U.S. Treasury notes or bonds. These custodial receipts are known by various names, including "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). The Funds may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury. The staff of the SEC currently takes the position that interests in "stripped" U.S. government securities that are not part of the STRIPS program are not U.S. government securities.

     VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government (Money Market and U.S. Government Portfolios), or, if subject to a demand feature exercisable within 13 months or less, issued by U.S. companies (Money Market Portfolio) or municipal issuers (Municipal Funds). The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Funds' investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives a Fund the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the security prior to maturity. The demand feature may be backed by letters of credit or other liquidity support arrangements provided by banks or other financial institutions, whose credit standing affects the credit quality of the obligation. Changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Securities purchased by Money Market Portfolio may include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are pay-able on demand and are typically unrated.

     REPURCHASE AGREEMENTS. Money Market Portfolio and U.S. Government Portfolio each may enter into repurchase agreements with U.S. banks and dealers with respect to any security in which that Fund is authorized to invest. Each Municipal Fund may enter into repurchase agreements with such institutions with respect to U.S. government securities, commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to that bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent, the Funds intend to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the applicable Corporation's board of directors or Trust's board of trustees (each a "board"). The Municipal Funds do not intend to enter into repurchase agreements except as a temporary measure and under unusual circumstances.

     LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a Fund to earn additional income, but could result in a loss or delay in recovering securities. Because the income earned through securities lending is taxable, the Municipal Funds do not expect to engage in securities lending except under unusual circumstances.

SPECIAL RISK CONSIDERATIONS--
CALIFORNIA MUNICIPAL MONEY FUND, CONNECTICUT MUNICIPAL MONEY FUND, NEW JERSEY MUNICIPAL MONEY FUND AND NEW YORK
MUNICIPAL MONEY FUND

     Each of these Funds may each invest more than 5% of its total assets in the securities of a single issuer, although generally only with respect to up to 25% of its total assets, and each Fund concentrates its investments in securities issued by a single state or entities within that state. In addition, each of these Funds may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities, such as securities the interest on which is paid from revenues of similar types of projects. These Funds may be subject to greater risk than other money market funds that do not follow these practices.

     RISKS OF CALIFORNIA MUNICIPAL SECURITIES. California Municipal Money Fund's investment concentration in California Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of California and by the financial condition of California, its public authorities and political subdivisions. California suffered a severe economic recession between 1990-1993, which resulted in broad-based revenue shortfalls for the State and many local governments. California's fiscal condition has improved as its economy has been in a sustained recovery since 1994. During the recession, the State substantially reduced local assistance, and further reductions could adversely affect the financial conditions of cities, counties, and other government agencies facing constraints in their own revenue collections. California's long-term credit rating was reduced in the early 1990's, but was raised in 1996 by Fitch Investors Service, L.P. ("Fitch") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P" or "Standard & Poor's"). California's general obligation bonds are currently rated A+ by Standard & Poor's, A1 by Moody's Investors Service, Inc. ("Moody's") and A+ by Fitch.

     In the past, California voters have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities and future voter initiatives could result in adverse consequences affecting California Municipal Securities. These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California Municipal Securities. A more detailed discussion of the risks of investing in California Municipal Securities is included in the Statement of Additional Information.

     RISKS OF CONNECTICUT MUNICIPAL MONEY FUND. Connecticut Municipal Money Fund's investment concentration in Connecticut Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of Connecticut and by the financial condition of Connecticut, its public authorities and subdivisions. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had an impact on unemployment levels. Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. The State Comptroller's annual reports for the fiscal years ended June 30, 1992, 1993, 1994 and 1995 reflected General Fund operating surpluses of $110.2 million, $113.5 million, $19.7 million and $80.5 million, respectively. As of the date hereof, the Comptroller is projecting a General Fund surplus of $224.7 million for the fiscal year ended June 30, 1996. As a result of recurring budgetary problems in the early 1990s, Standard & Poor's downgraded the State's general obligation bonds from AA+ to AA in April 1990 and, in September 1991, to AA-. Moody's and Fitch rate Connecticut's bonds Aa and AA, respectively. A more detailed discussion of the risks of investing in Connecticut Municipal Securities is included in the Statement of Additional Information.

     RISKS OF NEW JERSEY MUNICIPAL MONEY FUND. New Jersey Municipal Money Fund's investment concentration in New Jersey Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of New Jersey and by the financial condition of New Jersey, its public authorities and political subdivisions. Although New Jersey enjoyed a period of economic growth with unemployment levels below the national average during the mid-1980s, New Jersey's economy slowed down well before the onset of the national recession, which, according to the National Bureau of Economic Research, began in July 1990. Reflecting the economic downturn, New Jersey's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the State's unemployment rate fell to 6.4% during the first ten months of 1995. As a result of New Jersey's fiscal weakness, in July 1991 S&P lowered its rating of the State's AAA general obligation debt to AA+.

     Moody's and Fitch each currently rate New Jersey general obligation bonds Aa(1) and AA+, respectively. A more detailed discussion of the risks of investing in New Jersey Munici-pal Securities is included in the Statement of Additional Information.

     RISKS OF NEW YORK MUNICIPAL SECURITIES. New York Municipal Money Fund's investment concentration in New York Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of New York and by the financial condition of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State reduced its accumulated General Fund deficits and experienced operating surpluses in fiscal year ("FY") 1991-92 through 1993-94, an operating deficit of $1.426 billion for FY 1994-95 and a modest General Fund surplus for FY 1995-96. The State continues to experience substantial financial difficulties related to the recent recession, resulting in, among other things, reductions in General Fund receipts. Although the FY 1996-97 budget projects a cash balance in the General Fund, it anticipates closing an approximate $3.9 billion budget gap to arrive at such balance. Approximately $2 billion of such savings are expected to derive from federal policy changes. The likelihood that a balanced budget for FY 1996-97 will be achieved depends in part on the implementation of such federal policy changes as well as numerous and substantial corrective measures assumed in the FY 1996-97 budget. In addition, recent changes to federal entitlement programs and uncertainties stemming from such changes may materially adversely impact the State's ability to achieve a balanced budget in FY 1996-97 or in future fiscal years. The City (which is constrained in its fiscal flexibility by an already heavy local tax burden, urgent social needs and its extensive and deteriorating infrastructure) and most suburban county governments have experienced serious fiscal problems related to the recessionary performance of the regional economy, which has caused substantial, broad-based and recurring revenue shortfalls. Both the State of New York's credit rating and the City's credit rating have been, and could be further, reduced; and their ability to provide assistance to public authorities and political subdivisions has been, and could be further, impaired. Currently, New York's general obligation bonds are rated A by Moody's, A- by S&P and A+ by Fitch. A more detailed discussion of the risks of investing in New York

Municipal Securities is included in the Statement of Additional Information.

OTHER INVESTMENT POLICIES

     When Mitchell Hutchins believes that there is an insufficient supply of the type of Municipal Securities in which a Municipal Fund primarily invests, or during other unusual market conditions, that Municipal Fund tempo-rarily may invest all or any portion of its net assets in other types of Municipal Securities. In addition, when Mitchell Hutchins believes that there is an insufficient supply of any type of Municipal Securities or that other circum-stances warrant a defensive posture, each Municipal Fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent that a Fund holds cash, such cash would not earn income and would reduce the Fund's yield.

     Each Fund may borrow money for temporary purposes, but not in excess of 10% of its total assets (15% of net assets in the case of Connecticut Municipal Money Fund and New Jersey Municipal Money Fund). Borrowings by Money Market Portfolio and U.S. Government Portfolio may include reverse repurchase agreements involving up to 5% of each Fund's net assets. The Municipal Funds may purchase Municipal Securities on a "when-issued" basis, that is, for delivery beyond the normal settlement date at a stated price and yield. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases Municipal Securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. Each Fund expects that commitments to purchase when-issued securities normally will not exceed 25% of its assets (20% in the case of Connecticut Municipal Money Fund and New Jersey Municipal Money Fund).

     No Fund will invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In order to facilitate portfolio liquidity in unusual market conditions, a Municipal Fund may acquire standby commitments from municipal bond dealers who would agree to purchase the Municipal Securities that are the subject of the commitments.

     Future federal, state and local laws may adversely affect the tax-exempt status of interest on Municipal Securities held by one of the Municipal Funds or of the exempt-interest dividends paid by the Municipal Funds, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Opinions relating to the validity of Municipal Securities and the tax-exempt status of interest thereon are rendered by the issuer's bond counsel at the time of issuance; Mitchell Hutchins will rely on such opinions without independent verification.

     A Fund's investment objective may not be changed without the approval of its shareholders. California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California Municipal Securities and the similar investment policy of New York Municipal Money Fund, Connecticut Municipal Money Fund and New Jersey Municipal Money Fund relating to investments in New York Municipal Securities, Connecticut Municipal Securities and New Jersey Municipal Securities, respectively, may not be changed without approval of the appropriate Fund's shareholders. Certain other investment limitations, as described in the Statement of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the applicable board without shareholder approval.

PURCHASES

     THE RMA AND BSA PROGRAMS. Shares of each Fund are available primarily through the RMA and BSA programs. RMA and BSA participants are asked to select one of the Funds as their designated portfolio ("Primary Sweep Money Fund"). Investors will have all free credit cash balances of over $1 (including proceeds from securities sold) in the account invested in the Primary Sweep Money Fund. Each Fund and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

     Investors who choose one Fund as their Primary Sweep Money Fund may also purchase shares of another Fund by contacting their PaineWebber Investment Executive or correspondent firms. Minimum purchase and maintenance requirements, however, may apply to purchases of shares of a Fund other than the investor's Primary Sweep Money Fund.

     Certain features available to RMA and BSA participants are summarized in the Appendices to the Statement of Additional Information. The RMA program is more fully described in the brochure, "Facts about Your Resource Management Account (RMA)" and the BSA program is more fully described in the brochure, "Facts about Your Business Services Account (BSA)." The availability of Fund shares to customers of PaineWebber's correspondent firms varies depending on the arrangements between PaineWebber and such firms.

     An order to purchase shares of a Fund will be executed on the Business Day on which federal funds become available to the Fund, at the Fund's next-determined net asset value per share. "Federal funds" are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to the Fund through its custodian. A "Business Day" is any day on which the Boston offices of the Fund's custodian, State Street Bank and Trust Company ("Custodian"), and the New York City offices of PaineWebber and PaineWebber's bank are all open for business.

     RMA and BSA participants may change their Primary Sweep Money Fund at any time by notifying their PaineWebber Investment Executives or correspondent firms. However, RMA and BSA participants may not have more than one Primary Sweep Money Fund at a time.

     On any Business Day, a Fund will accept purchase orders and credit shares to investors' accounts as follows.

     PURCHASES IN GENERAL. To the extent that amounts transferred by check, electronic funds transfer credit or wire or from funds held at PaineWebber into an investor's brokerage account create a free credit cash balance, that cash balance will be automatically invested in the investor's Primary Sweep Money Fund, as described above under "The RMA and BSA Programs," when federal funds are available for the investment. Fund shares will not be pur-chased until all Debits and Charges in a share-holder's RMA or BSA brokerage account are satisfied. See "Redemptions--Automatic Redemptions." RMA or BSA participants wish-ing to invest amounts transferred in one of the other Funds should so instruct their PaineWeb-ber Investment Executives or correspondent firms. All other shareholders should consult their PaineWebber Investment Executives or correspondent firms for information on how to purchase Fund shares.

     PURCHASES WITH FUNDS HELD AT PAINEWEBBER. Investors may invest in Fund shares with funds held in their brokerage account, including funds from the sale of securities, as described above under "Purchases in General." Federal funds normally are available for cash balances arising from the sale of securities held in a brokerage account on the Business Day following settlement, but in some cases can take longer.

     PURCHASES BY CHECK OR ELECTRONIC FUNDS TRANSFER CREDIT. RMA and BSA participants may purchase Fund shares by depositing into their account checks drawn on a U.S. bank. The RMA or BSA participant's brokerage account number should be included on the check.

     As noted above, shares of the participant's Primary Sweep Money Fund will be purchased when federal funds are available. Federal funds are deemed available to a Fund two Business Days after deposit of a personal check and/or an Electronic Funds Transfer credit initiated by PaineWebber and one Business Day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits to the extent those funds are converted to federal funds in fewer than two Business Days.

     PURCHASES BY WIRE. RMA and BSA participants may also purchase shares of their Primary Sweep Money Fund or another Fund by instructing their banks to transfer federal funds by wire to their RMA or BSA account. Wire transfers should be directed to: The Bank of New York, ABA 021000018, PaineWebber Inc., A/C 890-0114-088, OBI=FBO [Account Name]/[Brokerage Account Number]. The wire must include the investor's name and RMA or BSA brokerage account number. RMA or BSA participants wishing to transfer federal funds into their accounts should contact their PaineWebber Investment Executives or correspondent firms to determine the appropriate wire instructions.

     If PaineWebber receives a notice from an investor's bank of a wire transfer of federal funds by 12:00 noon, Eastern time, on a Business Day, the automatic investment will be executed on that Business Day. Otherwise, the automatic investment will be executed at 12:00 noon, Eastern time, on the next Business Day.
PaineWebber and/or an investor's bank may impose a service charge for wire transfers.

REDEMPTIONS

     Shareholders may redeem any number of shares from their Fund accounts by wire, by telephone or by mail. Shares will be redeemed at the net asset value per share next determined after receipt by the Funds' transfer agent ("Transfer Agent") of instructions from PaineWebber to redeem. PaineWebber delivers such instructions to the Transfer Agent prior to the determination of net asset value at 12:00 noon, Eastern time, on any Business Day.

     AUTOMATIC REDEMPTIONS. Under the RMA and BSA programs, PaineWebber will redeem Fund shares automatically to satisfy outstanding "Debits" and "Charges." "Debits" are amounts due PaineWebber on settlement date for securities purchases and other debits in the investor's RMA or BSA brokerage account, including margin loans, any federal funds wires arranged by PaineWebber and fees for such wires and PaineWebber checks and fees for such checks. "Charges" are RMA or BSA checks, MasterCard purchases, cash advances, Bill Payment Service checks and Automated Clearing House transfers, including Electronic Funds Transfer Debits. Shares are redeemed to cover Debits on the day the Debit is generated. Shares are redeemed to cover RMA or BSA checks and MasterCard cash advances on the day they are paid. Shares are redeemed to cover MasterCard purchases at the end of the MasterCard monthly billing period. Shares are also redeemed to cover interest due on and credit extended and outstanding under the Bank One Line of Credit at the end of the MasterCard monthly billing cycle. Securities purchases are automatically paid for on settlement date. Fund shares will not be purchased until all Debits and Charges in a shareholder's RMA or BSA brokerage account are satisfied.

     ORDER OF REDEMPTION. If a shareholder owns shares of more than one Fund, shares of the Primary Sweep Money Fund are always redeemed first; thereafter, shares held in the other Funds will be redeemed, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, New York Municipal Money Fund, California Municipal Money Fund, Connecticut Municipal Money Fund or New Jersey Municipal Money Fund.

     ADDITIONAL INFORMATION ON REDEMPTIONS. Shareholders with questions about redemption requirements should consult their PaineWebber Investment Executives or correspondent firms. Shareholders who redeem all their shares will receive cash credits to their RMA or BSA brokerage accounts for dividends earned on those shares to (but not including) the day of redemption. The redemption price may be more or less than the purchase price, depending on the market value of the Fund's portfolio; however, each Fund anticipates that its net asset value per share will normally be $1.00 per share. See "Valuation of Shares."

     Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to establish minimum initial purchase requirements and to redeem Fund shares in any shareholder account of less than $500 net asset value. If a Fund elects to do so, it will notify the shareholder and provide the shareholder with an opportunity to increase the amount invested to $500 or more within 60 days of the notice. This notice may appear on the shareholder's account statement. If a shareholder requests redemption of shares that were purchased recently, a Fund may delay payment until it is assured that it has received good payment for the purchase of the shares. In the case of purchases by check, this can take up to 15 days.

     PaineWebber has the right to terminate an RMA or BSA brokerage account for any reason. In such event, all Fund shares held in the shareholder's RMA or BSA brokerage account will be redeemed and the proceeds sent to the shareholder within three Business Days.

VALUATION OF SHARES

     Each Fund uses its best efforts to maintain its net asset value at $1.00 per share. Each Fund's net asset value per share is determined by dividing the value of its investments and other assets minus its liabilities by the number of Fund shares outstanding. Each Fund's net asset value is determined once each Business Day at 12:00 noon, Eastern time.

     Each Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the board of the applicable Corporation or Trust.

DIVIDENDS AND TAXES

     DIVIDENDS. Each Business Day, each Fund declares as dividends all of its net investment income. Shares begin earning dividends on the day of purchase; dividends are accrued to shareholder accounts daily and are automatically paid in additional Fund shares monthly. Shares do not earn dividends on the day of redemption. Net investment income includes accrued interest and earned discount (including original issue and, generally, market discounts), less amortization of market premium and accrued expenses. Any amounts from accretion of mar-ket discounts on Municipal Securities, which are taxable to each Fund's shareholders, are included in the daily dividends.

     Each Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Funds do not expect to realize net long-term capital gain and thus do not anticipate payment of any long-term capital gain distributions.

     FEDERAL TAX. Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) that is distributed to its shareholders.

     Dividends paid by Money Market Portfolio and U.S. Government Portfolio generally are taxable to their shareholders as ordinary income, notwithstanding that such dividends are paid in additional Fund shares. Shareholders not subject to tax on their income, however, generally are not required to pay tax on amounts distributed to them. Distributions by a Municipal Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by a shareholder. Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Fund is not deductible.

     Each Fund notifies its shareholders following the end of each calendar year of the tax status of all distributions paid (or deemed paid) during that year. The notice sent by each Municipal Fund specifies the amount of exempt-interest dividends (and the portion thereof, if any, that is not AMT exempt interest) and the amount of any taxable dividends.

     Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other non-corporate shareholders who (1) do not provide the Fund with a correct taxpayer identification number or (2) otherwise are subject to backup withholding.

     CALIFORNIA TAXES. If California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and at least 50% of the value of its total assets consists of California Municipal Securities, exempt-interest dividends derived from interest on qualifying California Municipal Securities will be exempt from California personal income tax ("California exempt-interest dividends"), but not California franchise tax. Dividends derived from interest on other Municipal Securities, taxable income and net capital gain are taxable under California law at ordinary income rates. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for purposes of California personal income tax. California exempt-interest dividends may affect the calculation of certain adjustments to alternative minimum taxable income for shareholders that are corporations. Shareholders receive notification annually stating the portion of the Fund's exempt-interest dividends attributable to issuers in California and other states. The Fund itself will not be subject to California franchise or corporate income tax on interest income distributed to its shareholders.

     NEW YORK STATE AND NEW YORK CITY TAXES. If New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and at the end of each quarter of the Fund's taxable year at least 50% of its assets are invested in New York Municipal Securities, exempt-interest dividends paid by the Fund that are derived from interest on qualifying New York Municipal Securities will be exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends derived from interest on other Municipal Securities, taxable income and net capital gain are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for purposes of New York State or New York City personal income tax. Shareholders receive notification annually stating the portion of the Fund's exempt-interest dividends attributable to issuers in New York State, New York City and other states.

     CONNECTICUT TAXES. Dividends paid by Connecticut Municipal Money Fund that qualify as exempt-interest dividends for federal income tax purposes are not subject to the Con-necticut income tax imposed on individuals, trusts and estates, to the extent that such divi-dends are derived from income received by the Fund as interest from Connecticut Municipal Securities, or as interest from obligations with respect to which Connecticut is prohibited by federal law from taxing. Dividends derived from other sources are subject to Connecticut income tax, except that dividends qualifying as capital gains dividends for federal income tax purposes are not subject to Connecticut income tax to the extent derived from Connecticut Municipal Securities. In the case of a shareholder subject to the Connecticut income tax and required to pay AMT, the portion of exempt-interest dividends paid by the Fund that is derived from income received by the Fund as interest from Connecticut Municipal Securities or obligations the interest with respect to which Connecticut is prohibited by federal law from taxing is not subject to the net Connecticut minimum tax, even though treated as a preference item for purposes of the AMT.

     Dividends qualifying as exempt-interest dividends for federal income tax purposes that are distributed by the Fund to entities taxed as corporations under the Connecticut corporation business tax are not exempt from the tax.

     Connecticut Municipal Money Fund's shares are not subject to property taxation by the State of Connecticut or its political subdivisions.

     NEW JERSEY TAXES. New Jersey Municipal Money Fund anticipates that substantially all dividends paid by the Fund will not be subject to New Jersey gross income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities, direct U.S. government obligations or certain other specified obligations. To be classified as a qualified investment fund, at least 80% of the Fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the Fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax. To the extent a shareholder of the Fund is obligated to pay state or local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income.

     New Jersey Municipal Money Fund shares are not subject to property taxation by New Jersey or its political subdivisions.

     ADDITIONAL INFORMATION. The foregoing is only a summary of some of the important federal, state and local income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state and local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

MANAGEMENT

     Each board, as part of its overall management responsibility, oversees various organizations responsible for its Fund's day-to-day management. PaineWebber, the Funds' investment adviser and administrator, provides a continuous investment program for each Fund and supervises all aspects of its operations. As sub-adviser to the Funds, Mitchell Hutchins makes and implements investment decisions and, as sub-administrator, is responsible for the day-to-day administration of the Funds.

     PaineWebber receives a monthly fee for these services. For the fiscal year ended June 30, 1996, the effective advisory and administration fees paid to PaineWebber by Money Market Portfolio, U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund were equal to 0.50%, 0.44%, 0.44%, 0.48%, and 0.50%, respectively, of the Fund's average daily net assets. For the eight months ended June 30, 1996, the effective advisory and administration fees paid to PaineWebber by Connecticut Municipal Money Fund and New Jersey Municipal Money Fund were equal to 0.50% of the Fund's average daily net assets. PaineWebber (not the Funds) pays Mitchell Hutchins a fee for its sub-advisory and sub-administration services at an annual rate of 20% of the fee received by PaineWebber from each Fund for advisory and administrative services.

     Each Fund, except Connecticut Municipal Money Fund and New Jersey Municipal Money Fund, pays PaineWebber an annual fee of $4.00 per active Fund account, plus certain out-of-pocket expenses, for certain services not performed by the Transfer Agent. Each Fund also incurs other expenses. For the fiscal year ended June 30, 1996, the ratio of expenses as a percentage of average net assets of Money Market Portfolio, U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund were 0.60%, 0.65%, 0.61%, 0.70% and 0.72%, respectively. PaineWebber waived a portion of its advisory and administration fees for New York Municipal Money Fund. If such waiver had not been made, the Fund's ratio of expenses stated as a percentage of average net assets would have been 0.74%. For the eight months ended June 30, 1996, the annualized ratios of expenses as a percentage of average net assets of Connecticut Municipal Money Fund and New Jersey Municipal Money Fund were 1.11% and 0.95%, respectively.

     PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At July 31, 1996, PaineWebber or Mitchell Hutchins was investment adviser or sub-adviser to 31 registered investment companies with 64 separate portfolios and aggregate assets in excess of $30 billion.

     Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

     DISTRIBUTION ARRANGEMENTS. PaineWebber is the distributor of each Fund's shares and each Fund (other than Money Market Portfolio) has a separate plan of distribution ("Plan"). Under their Plans, U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund each is authorized to pay PaineWebber a 12b-1 service fee at the annual rate of up to 0.15% of the Fund's average daily net assets. Each of these Funds currently pays PaineWebber a 12b-1 service fee at the annual rate of 0.08% of its average daily net assets. Any increase in this annual rate would require prior approval by the board of the applicable Corporation or Trust.

     Under each Plan, PaineWebber uses the 12b-1 service fee to pay PaineWebber Investment Executives and correspondent firms for shareholder servicing, currently at the annual rate of 0.06% of the Fund's average daily net assets held in accounts serviced by such investment executives and correspondent firms. The fee is also used to offset PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the PaineWebber branch office in which the Investment Executive is based, such as rent, communications equipment, employee salaries and other overhead costs.

     During the period they are in effect, each Plan and a related distribution contract ("Distribution Contract") obligate the affected Fund to pay the 12b-1 service fee to PaineWebber as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if PaineWebber's expenses exceed the 12b-1 fee, the Fund will not be obliged to pay more than the fee and, if PaineWebber's expenses are less than the fee, it will retain its full fee and realize a profit. Each Fund will pay the 12b-1 fee to PaineWebber until either the Plan or the Distribution Contract is terminated or not renewed for that Fund. In that event, PaineWebber's service expenses in excess of fees received or accrued through the termination date will be PaineWebber's sole responsibility and not obligations of the Fund.

     Under a separate Plan, Connecticut Municipal Money Fund and New Jersey Municipal Money Fund are authorized to reimburse PaineWebber its expenses for distribution of each Fund's shares at the annual rate of up to 0.12% of each Fund's average daily net assets. The expenses which may be reimbursed include compensation to Investment Executives and other employees of PaineWebber, printing of prospectuses and reports for other than existing shareholders, and the preparation, printing and distribution of sales literature and advertising materials. It is not anticipated that items reimbursable under this Plan will generally include any profit to PaineWebber. The Fund is not authorized to reimburse PaineWebber for expenses incurred more than 12 months prior to the date of such reimbursement. PaineWebber anticipates that there will be no carryover of expenses from one year to the next. The expenses to be reimbursed are for activities primarily intended to result in the sale of each Fund's shares and the maintenance of Fund accounts and account balances, and there will be no reimbursement for the expenses relative to PaineWebber's overhead. PaineWebber currently intends that approximately 0.10% per annum of each Fund's daily net assets will be paid to its Investment Executives proportionately in respect of Fund share balances maintained by their respective clients and the balance on other activities.

PERFORMANCE INFORMATION

     From time to time each Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund is the income on an investment in that Fund over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned is assumed to be reinvested. The "effective yield" will be higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Municipal Funds may also advertise "tax-equivalent yield" and "tax-equivalent effective yield." "Tax-equivalent yield" shows the taxable yield that would produce the same income after a stated rate of taxes as the respective Fund's tax-exempt yield (yield excluding taxable income). "Tax-equivalent effective yield" shows the taxable effective yield that would produce the same income after a stated rate of taxes as the respective Fund's tax-exempt effective yield (effective yield excluding taxable income).

     Each Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

     The performance of shareholder accounts with small balances will differ from the quoted performance because daily income for each shareholder account is rounded to the nearest whole penny. Accordingly, very small shareholder accounts (at current interest rates, approximately $36 or less in the case of the Money Market Portfolio and U.S. Government Portfolio, and approximately $64 or less in the case of Municipal Funds) that generate less than 1/2 per day of income will earn no dividends.

GENERAL INFORMATION

     Money Market and U.S. Government Portfolios are diversified series of PaineWebber RMA Money Fund, Inc. ("Money Fund Corporation"). Both Tax-Free Fund and Money Fund Corporation were incorporated in Maryland on July 2, 1982, and each is registered with the SEC as an open-end, management investment company. Money Fund Corporation has an authorized capitalization of 30 billion shares of $0.001 par value common stock, 15 billion and 5 billion of which are designated as shares of Money Market Portfolio and U.S. Government Portfolio, respectively. The remaining shares are classified as shares of Money Fund Corporation's third series. Tax-Free Fund, a diversified investment company, has an authorized capitalization of 20 billion shares of $0.001 par value common stock.

     California Municipal Money Fund and New York Municipal Money Fund are non-diversified series of PaineWebber Managed Municipal Trust. The Trust is registered as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Trust's board has authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share.

     Connecticut Municipal Money Fund and New Jersey Municipal Money Fund are non-diversified series of PaineWebber Municipal

Money Market Series. The Trust is registered as an open-end management investment company and was organized as a Massachusetts business trust on September 14, 1990. The Trust's board has authority to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share.

     Although each Fund is offering only its own shares, it is possible that a Fund might become liable for a misstatement in the Prospectus about another Fund. Each board has considered this factor in approving the use of a single, combined Prospectus.

     The Corporations and the Trusts do not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders.

     The directors are required to call a meeting of shareholders of a Corporation when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares.

     Shareholders of record of no less than two-thirds of the outstanding shares of the applicable Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders of the applicable Trust for the purposes of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the applicable Trust's outstanding shares.

     Each share of a Fund has equal voting, dividend and liquidation rights. The shares of each series of Money Fund Corporation and the Trusts will be voted separately except when an aggregate vote of all series is required by the Investment Company Act of 1940.

     CERTIFICATES. To avoid additional operating expense and for investor convenience, stock certificates are not issued. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

     REPORTS. Shareholders of each Fund receive its audited annual and unaudited semi-annual financial statements. All purchases and redemptions of Fund shares are confirmed to shareholders at least quarterly. To avoid sending duplicate copies of materials to households, a Fund may mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call 1-800-762-1000 to ask that copies of those materials be sent personally to that shareholder.

     CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of each Fund's assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Fund's transfer and dividend disbursing agent.

                                    APPENDIX
                              MUNICIPAL SECURITIES

     The following description of the principal Municipal Securities in which, where applicable, Tax-Free Fund, California Municipal Money Fund, Connecticut Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may invest supplements that provided elsewhere in the Prospectus.

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes, the interest on which is exempt from federal income tax in the opinion of bond counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related governmental unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. The term "municipal bonds" also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by local and state governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Funds generally invest in municipal lease obligations through certificates of participation. The term "municipal bonds" also includes custodial receipts that represent an ownership interest in one or more municipal bonds.

     INDUSTRIAL DEVELOPMENT BONDS AND PRIVATE ACTIVITY BONDS. IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. PABs generally are such bonds issued after August 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. Each Fund is authorized to invest more than 25% of its assets in IDBs and PABs.

     PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interest.

     PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

     TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

  T A B L E O F C O N T E N T S

Highlights...............................          2
Financial Highlights.....................          7
Investment Objectives and Policies.......         11
Purchases................................         19
Redemptions..............................         20
Valuation of Shares......................         21
Dividends and Taxes......................         21
Management...............................         24
Performance Information..................         26
General Information......................         26
Appendix.................................        A-1

  FOR INFORMATION ON THE RMA PROGRAM OR THE RMA FUNDS, CALL PAINEWEBBER TOLL-FREE AT 1-800-RMA-1000.

  FOR INFORMATION ON THE BSA PROGRAM, CALL PAINEWEBBER TOLL-FREE AT 1-800-762-1000.

  ------------------------------------------------
  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     [LOGO]
                        -C-1996 PaineWebber Incorporated

             [LOGO]
       PROSPECTUS

         ------------------------------------------------

             RMA MONEY MARKET PORTFOLIO

             RMA U. S.  GOVERNMENT
             PORTFOLIO

             RMA TAX-FREE FUND

             RMA CALIFORNIA MUNICIPAL
             MONEY FUND

             RMA CONNECTICUT MUNICIPAL
             MONEY FUND

             RMA NEW JERSEY MUNICIPAL
             MONEY FUND

             RMA NEW YORK MUNICIPAL
             MONEY FUND

         AUGUST 29, 1996

                                PAINEWEBBER RMA
                             MONEY MARKET PORTFOLIO
                           U.S. GOVERNMENT PORTFOLIO
                                 TAX-FREE FUND
                        CALIFORNIA MUNICIPAL MONEY FUND
                        CONNECTICUT MUNICIPAL MONEY FUND
                        NEW JERSEY MUNICIPAL MONEY FUND
                         NEW YORK MUNICIPAL MONEY FUND
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 1-800-762-1000

                      STATEMENT OF ADDITIONAL INFORMATION


     The seven funds named above (each a "Fund") are professionally managed money market funds, each with its own investment objective and policies as described in the Funds' Prospectus. PaineWebber RMA Money Market Portfolio ("Money Market Portfolio") and PaineWebber RMA U.S. Government Portfolio ("U.S. Government Portfolio") are series of PaineWebber RMA Money Fund, Inc. ("Money Fund"). Money Fund and PaineWebber RMA Tax-Free Fund, Inc. ("Tax-Free Fund") are Maryland corporations (each a "Corporation"). PaineWebber RMA California Municipal Money Fund ("California Municipal Money Fund") and PaineWebber RMA New York Municipal Money Fund ("New York Municipal Money Fund") are series of PaineWebber Managed Municipal Trust ("Managed Municipal Trust"). PaineWebber RMA Connecticut Municipal Money Fund ("Connecticut Municipal Money Fund") and PaineWebber RMA New Jersey Municipal Money Fund ("New Jersey Municipal Money Fund") are series of PaineWebber Municipal Money Market Series ("Municipal Money Market Series"). Managed Municipal Trust and Municipal Money Market Series are Massachusetts business trusts (each a "Trust"). The Tax-Free Fund, California Municipal Money Fund, Connecticut Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may be referred to collectively as the "Municipal Funds." The investment adviser, administrator and distributor of each Fund is PaineWebber Incorporated ("PaineWebber"); the sub-adviser and sub-administrator of each Fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated August 29, 1996. A copy of the Prospectus may be obtained by contacting any PaineWebber Investment Executive or correspondent firm or by calling 1-800-762-1000. This Statement of Additional Information is dated August 29, 1996.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations.


     YIELDS AND RATINGS OF MONEY MARKET INVESTMENTS. The yields on the money market instruments in which the Funds invest (such as commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced. In the event that a security in a Fund's portfolio ceases to be a "First Tier Security," as defined in the Prospectus, or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any NRSRO, Mitchell Hutchins, or the applicable Corporation's board of directors or the applicable Trust's board of trustees (each a "board") will consider whether the Fund should continue to hold the obligation. A First Tier Security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest rating category from a different NRSRO will continue to be considered a First Tier Security.


     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax, California personal income tax, Connecticut personal income tax, New Jersey personal income tax, and New York State and New York City personal income taxes (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Municipal Funds nor Mitchell Hutchins will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a Fund or of the exempt-interest dividends received by a Fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.


     REPURCHASE AGREEMENTS. As stated in the Prospectus, Money Market and U.S. Government Portfolios may each enter into repurchase agreements with respect to any security in which that Fund is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Securities subject to repurchase agreements may have maturities in excess of 13 months. Each Municipal Fund may enter into repurchase agreements with U.S. banks and dealers with respect to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances. However, the Municipal Funds do not intend to do so except as a temporary measure and under unusual circumstances, because repurchase agreements are transactions that generate taxable income. Each Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.


     Repurchase agreements carry certain risks not associated with direct investments in securities. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the applicable board. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.

     REVERSE REPURCHASE AGREEMENTS. Money Market and U.S. Government Portfolios may each enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of its net assets. Such agreements involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."


     ILLIQUID SECURITIES. No Fund may invest more than 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, restricted securities and municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the applicable board.



     Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by Money Market Portfolio, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.


     The boards have delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by each board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities held by the Funds and reports periodically on such decisions to the applicable board.


     In making liquidity determinations with respect to municipal lease obligations, Mitchell Hutchins takes into account a number of additional factors relating specifically to the credit quality of the obligations, including, where appropriate, (1) whether the underlying lease can be cancelled, (2) what assurance there is that the assets underlying the lease can be sold, (3) the strength of the lessee's general credit (e.g., its administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation") and (5) the legal recourse in the event of a failure to appropriate. In making liquidity determinations, Mitchell Hutchins will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Because these municipal lease obligation-backed securities are based on a well-established means of securitization, Mitchell Hutchins does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.



     OBLIGATIONS OF FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. Money Market Portfolio may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in obligations of domestic branches of domestic banks. These risks may include unfavorable political and economic developments, withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Fund. Additionally, there may be less publicly available information about foreign banks and their branches, as these institutions may not be subject to the same regulatory requirements as domestic banks.


     FLOATING RATE AND VARIABLE RATE DEMAND INSTRUMENTS. As noted in the Prospectus, each Fund may invest in floating rate and variable rate securities with demand features. A demand feature gives a Fund the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date, at a price equal to their amortized cost value plus accrued interest. A demand feature is often backed by a letter of credit, guarantee or other liquidity support arrangement from a bank or other financial institution that may be drawn upon demand, after specified notice, for all or any part of the exercise price of the demand feature. Generally, a Fund intends to exercise demand features (1) upon a default under the terms of the underlying security,
(2) to maintain the Fund's portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate obligations.



     LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, each Fund is authorized to lend up to 33 1/3% of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.


CERTAIN POLICIES OF THE MUNICIPAL FUNDS


     MUNICIPAL SECURITIES. The types of municipal securities identified in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate- to low-income families. The Municipal Funds also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and "moral obligation" bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).


     PUT BONDS. The Municipal Funds may each invest in put bonds that have a fixed rate of interest and a final maturity beyond the date on which the put may be exercised. If the put is a "one time only" put, the Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of Mitchell Hutchins, it is in the best interest of the Fund to do so. There is no assurance that an issuer of a put bond acquired by the Fund will be able to repurchase the bond on the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Municipal Funds may purchase municipal securities on a "when-issued" or "delayed delivery" basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When a Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts."


     STAND-BY COMMITMENTS. As stated in the Prospectus, a Municipal Fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.



     A Fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of Mitchell Hutchins, present minimal credit risk. A Fund's right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a Fund, although the Fund may sell the underlying securities to a third party at any time. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. Whether a Fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the commitment is held by the Fund.

     PARTICIPATION INTERESTS. The Municipal Funds may invest in participation interests in municipal bonds, including industrial development bonds ("IDBs"), private activity bonds ("PABs") and floating and variable rate securities. A participation interest gives a Fund an undivided interest in a municipal bond owned by a bank. A Fund has the right to sell the instrument back to the bank. As discussed above under "Floating Rate and Variable Rate Demand Instruments," to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a bank or other financial institution, such payment may be subject to the financial institution's ability to satisfy that commitment. Mitchell Hutchins will monitor the pricing, quality and liquidity of the participation interests held by each Municipal Fund, and the credit standing of financial institutions issuing letters of credit, guarantees or liquidity support arrangements supporting such participation interests, on the basis of published financial information, reports of rating services and bank analytical services. Under normal market conditions, neither Connecticut Municipal Money Fund nor New Jersey Municipal Money Fund will invest more than 25% of its total assets in participation interests or other securities issued by or purchased from banks.


     SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, the Fund will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

     The financial conditions of the State of California, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, California Municipal Money Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from the State of California, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State of California.


     The State of California has experienced significant financial difficulties because of the 1990-93 recession, which reduced its credit standing. However, since the start of 1994, California's economy has rebounded strongly, with corresponding improvements in tax revenues. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, the marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.


     ECONOMIC FACTORS. California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 32 million represents over 12% of the total United States population. While the State's substantial population growth during the 1980s stimulated local economic growth and diversification, it also increased demands on State services. Total personal income in the State, at an estimated $748 billion in 1995, accounts for almost 13% of all personal income in the nation.



     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth has occurred since the start of 1994. Pre-recession job levels are expected to be reached in 1996. Unemployment, while remaining higher than the national average, came down about 3% from its peak of over 10% in 1994. Economic indicators show a steady recovery underway in California since the start of 1994. However, any delay or reversal of the recovery will exacerbate shortfalls in State revenue.



     STATE DEBT. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of the State increased from $9.4 billion at June 30, 1988 to $24.1 billion at June 30, 1996. State agencies and authorities had approximately $20.9 billion of revenue bonds and notes outstanding at June 30, 1996, for which the State General Fund has no liability.



     The ratings on California's long-term general obligation bonds were reduced in the early 1990's from AAA levels which had existed prior to the recession. In 1996, Fitch Investors Service, L.P. ("Fitch") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") raised their ratings of California's general obligation bonds, which, as of August 1996, were assigned ratings of A+ from Standard & Poor's, A1 from Moody's Investors Service, Inc. ("Moody's") and A+ from Fitch.



     STATE FINANCES. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by
Article XIIIA of the California Constitution (commonly known as "Proposition 13") and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (commonly known as "Proposition 98") was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).



     Since the start of fiscal year ("FY") 1990-91 until FY1995-96, the State faced adverse economic fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will continue in future years with the expected need to increase capital and operating costs of the correctional system in response to a "Three Strikes" law enacted in 1994 which mandates life imprisonment for certain felony offenders.

     Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the Special Fund for Economic Uncertainties ("SFEU"), approaching $2.8 billion at its peak at June 30, 1993. Starting in FY1990-91 and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1995-96, including:


     . significant cuts in health and welfare program expenditures;

     . transfers of program responsibilities and funding from the State to local governments, coupled with some reduction in mandates on local government;

     . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;

     . reduction in growth of support for higher education programs, coupled with increases in student fees;

     . revenue increases (particularly in the budget for FY1991-92) most of which were for a short duration;

     . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration has requested); and

     . various one-time adjustments and accounting changes.

     Despite these budget actions, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of FY1993-94, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.


     The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy starting in late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY1993-94, FY1994-95 and FY1995-96, which reduced the accumulated budget deficit to less than $100 million as of June 30, 1996.


     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for FY1992-93 by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue registered warrants ("IOUs") to pay a variety of obligations representing prior years or continuing appropriations, and mandates from court orders.


     The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. With the repayment of the last of these deficit notes in April 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.



     The State Department of Finance estimated that the General Fund received revenues of about $46.1 billion in FY1995-96, about $2 billion higher than was originally expected, as a result of the strengthening economy. Expenditures totaled about $45.4 billion, also about $2 billion higher than budgeted, in part because of the constitutional requirement to disburse revenues to local school districts, and in part because federal actions to reduce welfare costs and to pay for costs of illegal immigrants were not forthcoming.



     CURRENT BUDGET. The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year are estimated to total $47.643 billion, a 3.3 percent increase over the final estimated FY1995-96 revenues. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated FY1995-96 expenditures.



     The following are principal features of the 1996-97 Budget Act:



     1. Funding for schools and community college districts increased by $1.65 billion in total above revised FY1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The funding increases have brought K-12 expenditures to almost $4,800 per pupil, an almost 15% increase over the level prevailing during the recession years.



     2. Proposed cuts in health and welfare totaling $660 million. All of these cuts require federal law changes (including welfare reform, which was enacted), federal waivers, or federal budget appropriations in order to be achieved. The Budget Act was based on continuation of previously approved assistance levels for Aid to Families with Dependent Children and other health and welfare programs, which had been reduced in prior years, including suspension of State authorized cost of living increases. Part of the federal actions referred to above is approval to maintain reduced assistance levels in FY1996-97.



     3. A 4.9% increase in funding for the University of California and the California State University system, with no increases in student fees for the second consecutive year.



     4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund.



     With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The

Budget Act appropriates a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The General Fund fund balance, however, still reflects $1.6 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1996-97 Budget Act contained a $150 million appropriation from the General Fund toward this settlement.



     The Department of Finance projects that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no external cross-fiscal year borrowing will be needed. The State will continue to rely on internal borrowing and intra-year external note borrowing to meet its cash flow requirements.



     There can be no assurance that the State will not face budget gaps in future years. Certain major budgetary considerations affecting the State are outlined below.



     REVENUE BASE. The recession seriously affected State tax revenues which basically mirror general economic conditions. These revenues have rebounded strongly as the economy has improved since 1994. The principal sources of General Fund revenues are economically sensitive, and include the California personal income tax (43% of total FY1994-95 revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (3%). Personal income tax receipts are generated disproportionately by relatively few taxpayers (the top 4% of taxpayers paid 49% of the total tax in 1990), and capital gains are a significant component of such collections. Auto sales and building materials are significant components of retail sales tax collections. Tax rates are relatively high, and may impose political and economic constraints on the ability of the State to further increase its taxes. In November 1993, the voters approved a constitutional amendment to permanently extend 0.5 percent of the sales tax for local law enforcement and thus not available as General Fund revenues.



     BUDGETARY FLEXIBILITY. Article XIIIB of the California Constitution, adopted by voter initiative, established an "Appropriations Limit" for the State and local governments; excess State revenues are to be divided equally between transfers to K-14 districts and refunds to taxpayers. A taxpayer refund has not been required since FY1986-87. Because of liberal annual increase provisions, the Article XIIIB spending limit has not had a practical impact on the State or any local governments since the late 1980's.



     Proposition 98 established a minimum expenditure base for State aid to K-14 districts, currently requiring allocation of over 34% of General Fund revenues to such districts.



     For many years starting in the early 1980s, the State maintained the SFEU as a budget reserve in case of unexpected changes in revenues or expenditures during a fiscal year. Since the start of the recession in 1990, the SFEU has been in a negative balance, as the State accumulated sizable budget deficits. The Department of Finance projects that the accumulated budget deficit will be completely eliminated by June 30, 1997, at which time the SFEU is budgeted to have a positive balance of about $300 million.



     LABOR COSTS. The State government workforce is mostly unionized, subject to the law which authorizes collective bargaining and prohibits strikes and work slowdowns. All of the State's collective bargaining agreements expired on June 30, 1995 and most are still being renegotiated. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund policies to reduce current contribution requirements. If the investment assumptions used in determining required State contributions are not sustained by actual results, additional State contributions would be required in future years.


     PUBLIC ASSISTANCE. California has the largest number of persons receiving public assistance (Aid to Families with Dependent Children ("AFDC") and General Relief) of any state. AFDC costs are shared among the federal government, the State and its counties by statutory formula. Caseloads tend to rise significantly during economic downturns, but are also significantly affected by changing demographic and social trends which may impede the reduction of caseloads during an economic recovery. The recent federal welfare reform bill will result in a significant decline in federal aid in upcoming years. Costs to counties may increase if large numbers of persons no longer eligible for AFDC and similar programs apply for General Assistance. It is too soon to tell how welfare reform ultimately will affect the State's finances or those of its local governments.



     MEDI-CAL. California participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides certain of the eligible program costs, with the remainder shared by the State and its counties. Basic program eligibility and benefits are determined by federal guidelines, but the State currently provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a large share of the State budget. Federal law requires the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care.


     LITIGATION. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.


     STATE ASSISTANCE TO LOCALITIES. Property tax revenues received by local governments declined more than 50% following voter approval of Proposition 13 in 1978. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's then-existing General Fund surplus to local agencies to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid and has transferred over $3.5 billion of annual local property tax receipts from cities and counties to school districts, although the State has also provided additional funding sources to cities and counties (such as sales taxes) and reduced mandates for local services. Nonetheless, many counties, in particular, continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties have also been affected.



     Los Angeles County, the largest in the State, has reported severe fiscal problems. To balance its FY 1995-96 budget, the county has imposed severe cuts in services, particularly for health care. Both Moody's and S&P have reduced Los Angeles County's debt ratings in August 1995 (to "A" and "A-"), respectively. Orange County, which recently emerged from federal bankruptcy, has substantially reduced services and personnel in order to live within much reduced means.

     LOCAL GOVERNMENTS. The fiscal condition of local governments in California (58 counties, 480 cities and thousands of education, utility and other special districts) has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose other taxes. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many basic public services. A 1986 initiative statute, called "Proposition 62," imposed additional limits on local governments, essentially requiring either majority or 2/3 voter approval for any tax increase (other than property taxes). Later court decisions had struck down most of Proposition 62, and many local governments, particularly cities, had enacted or raised local taxes without voter approval. In September 1995, the California Supreme Court overruled the prior cases, and upheld the constitutionality of Proposition 62. Many aspects of this decision remain unclear (such as its impact on charter cities, and whether it will have retroactive effect), but its future effect will be to further limit the fiscal flexibility of many local governments.



     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives are introduced and/or implemented from time to time which may result in adverse fiscal or economic effects.



     As referred to above, Article XIIIA of the Constitution ("Proposition 13") limits local property tax rates and reassessment practices; Proposition 13 and Proposition 62 require local voter approval for imposition of new taxes. A new initiative Constitutional Amendment called the "Right to Vote on Local Taxes Act" has been placed on the November 1996 ballot. If enacted, it would place new vote requirements on certain local taxes, and purports to permit local voter initiatives to reduce previously imposed taxes, fees, charges and assessments. It is not yet clear how such powers would be interpreted by the courts if they interfered with rights of existing debt-holders. Another part of this initiative would impose new limitations on special assessments and other property-related fees and charges.


SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL SECURITIES


     The financial conditions of the State of Connecticut, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, Connecticut Municipal Money Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial condition of Connecticut, and is based on information obtained from the State of Connecticut, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of Connecticut, and that there is no obligation on the part of Connecticut to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State of Connecticut.



     ECONOMIC FACTORS. Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total non-agricultural employment. The State's manufacturing industry is diversified, but from 1970 to 1994 manufacturing employment declined to 18.5%, while non-manufacturing-related employment increased to 81.5%. The non-manufacturing sector is comprised of service industries. The four major industries in terms of employment are: wholesale and retail trade; finance, insurance and real estate; professional business and personal services; and government, which collectively comprise about 90% of employment in the non-manufacturing sector.



     Connecticut has a high level of personal income. According to Bureau of Economic Analysis figures, personal income of State residents for calendar year 1995 was $99.2 billion, a 4.3% increase over the previous year. As of January 1996, the rate of unemployment in the State was 5.3%. According to projections made by the U.S. Department of Commerce through the year 2005, Connecticut is expected to continue to rank first in the nation in state per capita income throughout the projected period.



     NOTE DEBT. While the State's General Fund ended fiscal years 1985 through 1987 with operating surpluses, the State recorded operating deficits of $115.6 million, $28 million, $259.5 million and $808.5 million for fiscal 1988, 1989, 1990 and 1991, respectively. Together with the deficit carried forward from fiscal 1989-90, the total deficit for the fiscal year 1990-91 was $965.7 million. The total deficit amount was funded by the issuance of General Obligation Economic Recovery Notes. The Comptroller's annual report for the fiscal year ended June 30, 1992 reflected a General Fund operating surplus of $110.2 million, which surplus was used to retire $110.1 million of the State's Economic Recovery Notes. The Comptroller's annual reports for fiscal years ended June 30, 1993, 1994 and 1995 reflected General Fund operating surpluses of $113.5 million, $19.7 million and $80.5 million, respectively. The Comptroller's August 1, 1996 letter projects a General Fund surplus of $224.7 million for fiscal year ended June 30, 1996, which primarily results from higher than anticipated reserve collections, principally from the personal income tax. These improved revenue results are offset somewhat by Medicaid expenditures which are anticipated to be higher than appropriations and the costs of negotiated settlements and additional expenditures resulting from several major lawsuits. Up to $89.5 million of the anticipated surplus has been appropriated to the Economic Recovery Fund to meet the fiscal 1996-97 debt service payments on the Economic Recovery Notes. Any excess surplus is currently designated to be deposited into the Budget Reserve Fund pursuant to the provisions of State law. There can be no assurance that subsequent events or projections will not indicate changes in the anticipated 1995-96 General Fund result as indicated in the Comptroller's August 1, 1996 letter.



     Since 1988, the Comptroller's annual report has reported results on the basis of both the modified cash basis required by State law and the modified accrual basis used for GAAP financial reporting. The Comptroller's monthly report for the period ended September 30, 1995 stated that on a GAAP basis the cumulative deficit was $576.9 million for fiscal 1995. The modified cash basis of accounting used for statutory financial reporting and the modified accrual basis used for GAAP financial reporting are different and, as a result, often produce varying financial results, primarily because of differences in the recognition of revenues and expenditures.



     STATE FINANCES. By law, the State budgetary process is on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year containing, among other things, a separate budget for each of the two fiscal years. In each even-numbered year, the Governor is required to prepare a report on the status of the budget enacted in the previous year with recommendations, if any, for adjustments and revisions to such budget, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress. As originally adopted on June 1, 1995, the budget for fiscal year 1995-96 anticipated

General Fund revenues of $8.8370 billion and projected General Fund expenditures of $8.8368 billion, resulting in a projected surplus of $0.2 million. As discussed above, the Comptroller's August 1, 1996 letter indicates a projected General Fund surplus of $224.7 million for fiscal year ended June 30, 1996, primarily due to higher than anticipated revenue collections of $252.5 million above the original budget projections for such fiscal year. The adopted budget for fiscal year 1996-97 originally anticipated General Fund revenues of $9.1580 billion and General Fund expenditures of $9.1578 billion resulting in a projected surplus of $0.2 million. On February 7, 1996, the Governor submitted a status report and proposed midterm budget adjustments for the 1996-97 fiscal year budget, which was considered and revised by the legislature and adopted into law on May 31, 1996 (the "Midterm Budget Adjustments"). The Midterm Budget Adjustments anticipate General Fund revenues of $9.0497 billion and General Fund expenditures of $9.0944 billion, resulting in a projected surplus of $0.3 million for fiscal year 1996-97. The Midterm Budget Adjustments reflect General Fund expenditures of $108.4 million below the originally adopted fiscal year 1996-97 budget.



     The budget for the 1996-97 fiscal year, both as adopted and modified by the Midterm Budget Adjustments, reflects implementation of significant tax changes aimed at increasing overall disposable income and encouraging economic expansion in the State. A phase down in the personal income tax rate was enacted. To improve the business climate in the State and stimulate long-term job growth, legislation was also enacted which will reduce Connecticut's corporate tax rate from its current rate of 11.25% to 7.5% by January 1, 2000. The budget for the 1996-97 fiscal year also reflects significant reductions in expenditures from current service levels including restructuring social service programs, reducing benefits in the AFDC and General Assistance Programs, consolidating of State mental health hospitals, merging of the State's mental health and substance abuse services and reducing Medicaid payments. There can be no assurance that the State's economy will experience the results predicted in the Midterm Budget Adjustments, nor that its projections of receipts and disbursements will prove to be accurate. Recent changes at the federal level and uncertainties stemming from such changes could reduce or eliminate federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities and on the State itself.



     As part of the adopted budget for fiscal year 1995-96, approximately $241 million of the original $965.7 million in Economic Recovery Notes issued to fund the cumulative deficit of fiscal 1990-91 will be retired in fiscal years 1996-97 through 1998-99, rather than in fiscal 1995-96. As discussed above, the entire fiscal 1996-97 Economic Recovery Note payment will be met by the appropriation of up to $89.5 million of the fiscal year 1995-96 surplus. Of the original $965.7 million issued, $725 million will be retired on schedule, and it is expected that the Economic Recovery Notes will be paid in full by the expiration of the current Governor's term.



     The State finances its operations primarily through the General Fund. All tax and most non-tax revenues of the State, except for motor fuels taxes and other transportation-related taxes, fees and revenues, are paid into, and substantially all expenditures pursuant to legislative appropriations are made out of, the General Fund. The State expects to derive approximately 75% of its General Fund revenues from taxes during each of the 1995-96 and 1996-97 fiscal years. Miscellaneous fees, receipts, transfers and Federal grants account for most of the other State revenue. The sales and use taxes, the corporation business tax and the recently enacted broad based personal income tax are the major revenue raising taxes.

     On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions. The statutory spending cap limits the growth of expenditures to either (1) the rolling five-year average annual growth in personal income or (2) the increase in the consumer price index for urban consumers during the preceding 12-month period, whichever is greater. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

     The State has no constitutional limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. There are no reported court decisions relating to State bonded indebtedness other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never contained provisions requiring submission of the questions of incurring indebtedness to a public referendum. Therefore, the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters are statutory.

     The State has established a program of temporary note issuance to cover periodic cash flow requirements. The maximum volume of cash flow borrowing is determined based upon the State's actual cash needs on a daily basis. In September 1995, the State established a commercial paper program which replaces all previous programs. Under this program, the State may issue and have outstanding at any time up to $400 million of general obligation temporary notes during a two-year period concluding in September 1997.


     The General Assembly has empowered, pursuant to bond acts in effect, the State Bond Commission to authorize general obligation bonds in the amount of $9.069 billion. As of August 9, 1996, the State Bond Commission had authorized $8.5295 billion in such bonds and the balance of $1.5136 billion was available for authorization.


     LOCAL GOVERNMENT. General obligation bonds issued by Connecticut municipalities are payable primarily from ad valorem taxes on property subject to taxation by the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these was the City of Bridgeport.

NEW JERSEY MUNICIPAL SECURITIES


     The financial condition of the State of New Jersey, its public authorities (the "Authorities") and its local governments, could affect the market values and marketability of, and therefore the net asset value per share and the interest income of New Jersey Municipal Money Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is based on information obtained from New Jersey, certain of its Authorities and certain other localities, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New Jersey, and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New Jersey.



     ECONOMIC FACTORS. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals, pharmaceuticals, electrical equipment and instruments, machinery, food products, and printing. Other economic activities include services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming. In 1976, voters approved casino gambling for Atlantic City, which has become an important State tourist attraction.



     While New Jersey's economy continued to expand during the late 1980s, the level of growth has slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,445,000 in 1992. This loss has been followed by an employment gain of 176,400 from May 1992 to October 1995, a recovery of 67% of the jobs lost during the recession. In July 1991, S&P lowered the State's general obligation bond rating from AAA to AA+.


     Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the unemployment rate fell to 6.4% during the first ten months of 1995. Despite an increase reported in December 1995, the annualized unemployment rate remained 6.4% for the fourth quarter of 1995.


     STATE FINANCES. The State is projecting an approximate $890 million budget surplus for the 1996 Fiscal Year, which is expected to provide New Jersey with a cushion to cover unexpected spending or revenue shortfalls which may have occurred during the fiscal year. The State budget for fiscal year 1997, which was adopted on June 28, 1996 (the "Fiscal Year 1997 Budget"), closely resembles the budget proposed by the Governor in the Governor's Fiscal Year 1997 Budget Message. The $15.97 billion Fiscal Year 1997 Budget lowers state taxes for the third consecutive year, reduces government programs in almost every State agency and anticipates a $550 million surplus. The Fiscal Year 1997 Budget has been subjected to criticism questioning, among other things, the extent of the reductions in governmental programs, continued tax cuts and reliance on temporary reallocations of excess funds in special purpose accounts. There can be no assurance that the State's economic activity will experience the results predicted in the Fiscal Year 1997 Budget nor that its projections of receipts and disbursements will prove to be accurate. Recent changes at the federal level and uncertainties stemming from such changes could reduce or eliminate federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities and on the State itself.



     The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous items are recorded in the General Fund. Sales and use taxes and corporation business taxes are the two largest components of the General Fund.



     The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts sales and use tax collections for Fiscal Year 1996 as $4.310 billion, a 4.3% increase from Fiscal Year 1995 revenue. The Fiscal Year 1997 estimate of $4.403 billion is a 2.2% increase from the Fiscal Year 1996 estimate.



     The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts corporation business tax collection for fiscal year 1996 as $1.198 million, a 10.4% increase from Fiscal Year 1995 revenue. Included in the corporation business tax forecast is a reduction in the corporation business tax rate from 9.375% to 9.0% of net New Jersey income. The Fiscal Year 1997 forecast as shown in the Governor's Fiscal Year 1997 Budget Message of $1.210 billion represents a 1.0% increase from the Fiscal Year 1996 estimate.



     The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts other miscellaneous taxes, fees and revenues collections for Fiscal Year 1996 as $1.514 billion, a decrease from Fiscal Year 1995 revenue.



     Special revenue funds are used to account for resources legally restricted to expenditure for specified purposes: these include the Casino Control Fund, the Casino Revenue Fund, the Gubernatorial Elections Fund and the Property Tax Relief Fund (collectively the "Special Revenue Funds"). The Property Tax Relief Fund, the largest of the Special Revenue Funds, is used to account for revenues from the gross income tax collection. All receipts of the income tax must be appropriated exclusively for the purpose of reducing or offsetting property taxes.



     The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts gross income tax collections for Fiscal Year as $4.547 billion, a 0.2% increase from Fiscal Year 1995 revenue. Included in the Fiscal Year 1995 revenue is a 5% reduction of personal income tax rates effective January 1, 1994 and a further 10% reduction of personal income tax rates effective January 1, 1995 (on joint income under $80,000). The estimate for Fiscal Year 1997 as shown in the Governor's Fiscal Year 1997 Budget Message of $4.610 billion is a 1.4% increase from the Fiscal Year 1996 estimate. Included in the Fiscal Year 1996 forecast is the 10% reduction of personal income tax rates mentioned in the preceding sentence and a further 15% reduction of personal income tax rates effective January 1, 1996 (on joint income under $80,000).



     The Fiscal Year 1996 revised estimates include an estimate for a tax amnesty program which has been enacted. It is esimated that a 90-day amnesty will yield $70 million.


     Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

     The State appropriated approximately $15.439 billion and $16.109 billion for fiscal 1995 and 1996, respectively. Of the $16.109 billion appropriated in Fiscal Year 1996 from the General Fund and the Special Revenue Funds, $6.447 billion (40.0%) is appropriated for State aid to local governments, $3.746 billion (23.3%) is appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a receipient is entitled by law or for the provison of services on behalf of the State), $5.253 billion (32.5%) for Direct State Services, $466.3 million (2.9%) for debt service on State general obligation bonds and $217.1 million (1.3%) for capital construction.


     Should tax revenues be less than the amount anticipated in the Budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. The appropriations for Fiscal Year 1996 and for Fiscal Year 1997 reflect the amounts contained in the Governor's Fiscal Year 1997 Budget Message.


     The State has made appropriations for principal and interest payments for general obligation bonds for fiscal years 1993 through 1996 in the amounts of $444.3 million, $119.9 million, $103.6 million and $466.3 million, respectively. The Governor's Fiscal Year 1997 Budget Message for Fiscal Year 1997 includes an appropriation in the amount of $463.1 million for principal and interest payments for general obligation bonds. Currently the State has $3.6 billion in outstanding debt.


SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     The financial condition of the State of New York ("New York State" or the "State"), its public authorities and public benefit corporations (the "Authorities") and its local governments, particularly The City of New York (the "City"), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of New York Municipal Money Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

     New York State and the City are each experiencing serious financial difficulties and have each experienced recent declines in their credit standings. S&P and Moody's have each assigned ratings for New York State's general obligation bonds that are among the three lowest of those states with rated general obligation bonds. The ratings of certain related debt of other issuers for which New York State has an outstanding moral obligation, lease purchase, guarantee or other contractual obligation are generally linked directly to the State's rating. S&P and Moody's have each assigned ratings for the City's obligations that are among the four lowest of those cities with rated general obligation bonds. Should the financial condition of New York State, its Authorities or its local governments deteriorate, their respective credit ratings could be further reduced, and the market value and marketability of their outstanding notes and bonds could be adversely affected, and their respective access to the public credit markets jeopardized.


     ECONOMIC FACTORS. New York State is the third most populous state, and has a relatively high level of personal wealth; however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence (due to such factors such as relative costs for taxes, labor and energy). The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the State's economy. New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries. The State, therefore, is likely to be less affected than the nation as a whole during an economic recession concentrated in construction and manufacturing sectors of the economy, but likely to be more affected during a recession concentrated in the service-producing sector. The State's manufacturing and maritime base have been seriously eroded, as illustrated by the decline of the steel industry in the Buffalo area and of the apparel and textile industries in the City. In addition, the City experienced substantial socio-economic changes, as a large segment of its population and a significant share of corporate headquarters and other businesses relocated (many out-of-state).



     Both the State and the City experienced substantial revenue increases in the mid-1980s attributable directly (corporate income and financial corporations taxes) and indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. From 1977 to its 1988 peak, the finance, insurance and real estate sectors rose 55%, to account in 1988 for 23% of total earnings in the City and 14% statewide (compared to 7% nationwide). The finance sector's growth was a catalyst for the New York metropolitan region's related business and professional services, retail trade and residential and commercial real estate markets. The then-rising real estate market contributed to City revenues, as higher property values and new construction added to collections from property taxes, mortgage recording and transfer taxes and sales taxes on building materials. The boom on Wall Street more than compensated for the continued erosion of the State's (and the City's) manufacturing and maritime base, since average wages in the finance, insurance and real estate sector and related business and professional services were substantially higher (thereby providing a net increase of higher incomes, taxed at even higher marginal rates).



     During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover. Although the national economy began to expand in 1991, the State economy remained in recession until 1993, when employment growth resumed. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility and defense industries. Personal income increased substantially in 1992 and 1993. The State's economy entered into the third year of a slow recovery in 1995. Most of the growth occurred in the trade, construction and service industries, with business, social services recreation and health sectors accounting for most of the service industry growth. According to assumptions contained in the State financial plan for FY1996-97 issued on July 25, 1996 (the "1996-

97 State Financial Plan"), employment is currently projected to continue to grow modestly during 1996 and 1997, and although the rate of increase is expected to be slightly above the rate experienced in 1995, it is expected to be below the rate experienced in 1994, due to cutbacks in governmental spending and employment at all levels, as well as continued corporate downsizing.



     Notwithstanding the State budget for FY1996-97 which enacts significant tax and program reductions, the State can expect to confront structural deficits in future years. The 1996-97 State Financial Plan includes actions that will have an effect on the budget outlook for FY1996-97 and beyond. In part, the 1996-97 State financial plan reflects actions which provide nonrecurring measures (sometimes referred to as "one-shots") estimated to provide $1.3 billion of savings in FY1996-97. Additionally, the three-year plan to reduce State personal income taxes, as discussed below briefly, will decrease State tax receipts by an estimated $1.8 billion in FY1996-97. Similarly, other actions taken to reduce disbursements in the State's FY1995-96, such as reductions in the State workforce and Medicaid and welfare expenditures, are expected to provide greater reductions in future fiscal years. The net impact of these and other factors is expected to produce a potential imbalance in receipts and disbursements for State's FY1996-97 and future fiscal years. Additionally, uncertainties with regard to both the economy and potential decisions to be made at the federal level add further pressure on the balanced budget outlook for FY1996-97 and fiscal years beyond. For example, various proposals relating to federal tax and spending policies may have a significant impact on the State's financial condition in FY1996-97 and subsequent fiscal years.



     Further, there can be no assurance that the State's economy will not experience worse-than-predicted results in FY1996-97 with corresponding material and adverse effects on the State's projections of receipts and disbursements. The 1996-97 State Financial Plan is based upon forecasts of national and State economic activity. As all State financial plans are based upon forecasts of national and State economic activity, it should be noted that many uncertainties exist in such forecasts, including federal financial and monetary policies, the availability of credit and the condition of the world economy. In addition, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be complex, may vary from year to year and are frequently the results of actions taken not only by the State and its agencies and instrumentalities, but also by other entities, such as the federal government, that are not under the control of the State.


     The fiscal health of the State may also be impacted by the fiscal health of the City. Although the City has had a balanced budget since 1981, estimates of the City's future revenues and expenditures are subject to various uncertainties. For example, the effects of the October 1987 stock market crash and the 1990-92 national recession have had a disproportionately adverse impact on the New York City metropolitan region, as private sector job losses since 1989 have offset all the prior employment gains of the 1980s. Declines in both employment and earnings in the finance sector contributed to declines in retail sales and real estate values. In addition, a number of widely publicized bankruptcies among highly leveraged retailing and brokerage companies occurred. The effects of the recession have extended to banking, insurance, business services (such as law, accounting and advertising), publishing and communications. Factors which may inhibit the City's economic recovery include
(i) credit restraints imposed by the weak financial condition of several major money center banks located in the City; (ii) increases in combined State and local tax burdens, if uncompetitive tax rates are imposed;

(iii) perceived declines in the quality of life attributable to service reductions and the deterioration of the City's infrastructure; (iv) additional employment losses in the City's banking sector or corporate headquarters complex due to further corporate relocations or restructurings; or (v) increased expenditures for public assistance and health care. The City's future economic condition will also likely be affected by its competitive position as a world financial center (compared to London, Tokyo, Frankfurt and competing regional U.S. centers). Investors should note that the budget for the City for FY1996-97 contains provisions to address a projected $2.6 billion budget gap. Most of the budget-gap closing initiatives may be implemented only with the cooperation of the City's municipal unions, or the State or federal governments. No assurance can be given that such initiatives will be successfully undertaken.


     While the State's economy is broader-based than that of the City, particular industries are concentrated in and have a disproportionate impact on certain areas, such as heavy industry in Buffalo, photographic and optical equipment in Rochester, machinery and transportation equipment in Syracuse and Utica-Rome, computers in Binghamton and in the Mid-Hudson Valley and electrical equipment in the Albany-Troy-Schenectedy area. Constraints on economic growth, taxpayer resistance to proposed substantial increases in local tax rates, and reductions in State aid in regions apart from the City have contributed to financial difficulties for several county and other local governments.


     THE STATE. As noted above, the financial condition of the State is affected by several factors, including the strength of the State and its regional economies, actions of the federal government, and State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.



     The State has been experiencing and continues to experience substantial financial difficulties with General Fund (the principal operating account) deficits incurred during FY1989-90 through FY1991-92. The State's accumulated General Fund deficit (on a GAAP basis) grew 91% from FY1986-87 to FY1990-91, and reached a then-record $6.265 billion (audited) by March 31, 1991. An accumulated General Fund deficit at March 31, 1992 was restated (on a GAAP basis) to be $4.616 billion and at March 31, 1993 was restated to be $2.551 billion. The State ended its FY1993-94 with a negative General Fund balance of $1.637 billion. This represented an improvement over prior fiscal years, primarily due to an improving national and State economy resulting in higher-than-expected receipts from personal income tax and various business taxes and the relative success of the New York Local Government Assistance Corporation ("LGAC"). The General Fund showed an operating surplus of $914 million (on a GAAP basis). The State's FY1994-95 budget was adopted on June 8, 1994, more than two months after the beginning of the State's fiscal year. The State ended its FY1994-95 reporting a General Fund operating deficit of $1.426 billion, primarily due to change in accounting methodologies used by the State Comptroller and the use of $1.026 billion of the FY1993-94 cash surplus to fund operating expenses in FY1994-95. These factors were offset by net proceeds of $315 million of bonds issued by LGAC. Actual receipts reported fell short of original projections, primarily in the category of business taxes. These shortfalls were offset by better than expected performance in the remaining taxes, principally the user taxes and fees. Total expenditures for FY1994-95 increased $2.083 billion, or 6.7% over the prior fiscal year.



     On June 7, 1995, the New York State legislature passed the final legislation regarding the State's FY1995-96 budget, again adopting such budget more than two months after the beginning of the State's fiscal year. Both the enacted budget bills and the State financial plan for FY1995-96 included reductions in the actual level of spending from that which occurred in FY1994-95 and projected reductions in Medicaid and State Authority operating costs. The FY1995-96 budget also projected an approximate increase of 3% in all governmental funds over the amounts received in FY1994-95 and included the phase-in of a three-year reduction in the State's personal income tax. The State ended its 1995-96 fiscal year with a General Fund surplus, showing a balance of $287 million which was an increase of $129 million from the prior fiscal year. Revenues exceeded projections by $270 million and spending for social service and all other programs was $175 million lower than forecast. General Fund receipts reflected a decrease of 1.1% from levels of the prior fiscal year.



     The State's budget for FY1996-97 was enacted by the Legislature on July 13, 1996, more than three months after the start of such fiscal year. The State's FY1996-97 budget projects a cash balance in the General Fund and includes increased General Fund spending by approximately $843 million over the proposed budget as revised in March 1996, primarily due to increases for education programs, community projects and increased assistance to fiscally distressed cities. The State's FY1996-97 budget anticipates closing an approximate $3.9 billion budget gap, primarily by relying on certain resources which include, among other things, increased revenues of approximately $650 million based on higher than projected tax collections and receipts from a new State tax amnesty program as well as certain non-recurring resources, projected to be approximately $1.3 billion.



     There can be no assurance that the State will not face budget gaps in future years, resulting from a disparity between tax revenues projected from a lower recurring-receipts base and the spending required to maintain State programs at current levels. Furthermore, the State is a party to numerous lawsuits in which an adverse decision could require extraordinary expenditures. The State's budget for FY1996-97 may be materially adversely impacted by future changes to federal entitlement programs either not foreseen or inaccurately forecast at the time such budget was enacted. Recent changes at the federal level and uncertainties stemming from such changes continue to represent significant risk to the efficacy of the State's FY1996-97 budget, since federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. Certain major budgetary considerations affecting the State are outlined below.



     REVENUE BASE. The State's principal revenue sources are economically sensitive, and include the personal income tax (52% of FY1995-96 General Fund tax receipts and approximately 53% of estimated FY1996-97 General Fund tax receipts), user taxes and fees (20% of both FY1995-96 and estimated FY1996-97 General Fund tax receipts) and business taxes (15% and 14%, respectively, of FY1995-96 and estimated FY1996-97 General Fund tax receipts). Uncertainties in taxpayer behavior as a result of actual and proposed changes in federal tax law also may have an adverse impact on State tax receipts. One-fourth of the 4% State sales tax has been dedicated to pay debt service of LGAC, and has correspondingly reduced General Fund receipts. To the extent those moneys are not necessary for payment to LGAC, they are transferred from the LGAC Tax Fund to the General Fund and reported as a transfer from other funds rather than as sales and use tax receipts. During fiscal years 1991-92, 1992-93, 1993-94 and 1994-95, moneys were so transferred. Capital gains are a significant component of income tax collections. Auto sales and building materials are significant components of retail sales tax collections. Tax rates are relatively high and may impose political and economic constraints on the ability of the State to further increase its taxes. In 1995, the State enacted a tax-reduction program designed to reduce, by 20 percent over three years, receipts from the personal income tax. The tax had remained unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by $2.3 billion in FY1996-97 and produce further significant reductions in FY1997-98. In addition to such reductions in overall tax rates, the tax-reduction program also includes other modifications to the tax laws which will have the effect of lowering the amount of tax revenues to be received by the State. In the absence of countervailing economic growth or expenditure cuts, the tax cuts could make the achievement of a balanced State budget more difficult in future years. A significant risk to the 1996-97 State Financial Plan arises from proposed tax legislation in the U.S. Congress. Changes to the federal tax treatment of capital gains, if made, are likely to flow automatically to the State personal income tax. Such changes, depending upon their precise character and timing, as well as taxpayer response, could produce revenue loss during FY1996-97.



     STATE DEBT. New York has the heaviest debt burden of any state (with nearly $5.05 billion of general obligation, $5.28 billion of LGAC debt and $20.34 billion of lease-purchase or other contractual debt outstanding as of March 31,
1996), and debt service costs absorb a large share of the State's budget. As of March 31, 1996, the State is also obligated with respect to $6.46 billion for statutory moral obligations for eight of its Authorities and for guarantees of $315 million of other Authority debt. Historically, the State has had one of the largest seasonal financing requirements of any municipal issuer, and was required each spring to borrow substantial sums from public credit markets to finance its accumulated General Fund deficit and its scheduled payments of aid to local governments and school districts. In an effort to reduce such seasonal financing needs, the State created LGAC as a financing vehicle to finance the State's local assistance payments by issuing long-term debt, payable over 30 years from a portion of the State sales tax, as discussed above. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, thus completing the LGAC program. The impact of LGAC's borrowing is that the State was able to meet its cash flow needs in the first quarter of FY1995-96 without relying on short-term seasonal borrowings. Spring borrowing has not been included in a State Financial Plan since the 1994-95 State Financial Plan. The 1994-95 fiscal year was the first year in 35 years that there was no short-term borrowing. Investors should note that the enabling legislation for LGAC contains a covenant restricting the amount of any future State spring borrowing, which may reduce the State's fiscal flexibility in future years.


     BUDGETARY FLEXIBILITY. A significant portion of the State's General Fund budget is accounted for by contractually required expenses (such as pension and debt service costs) and by federally mandated programs (such as AFDC and Medicaid). In addition, State aid for school districts comprises a major share of the budget, and total appropriations and distribution of such aid is especially contentious politically. Furthermore, the State's ability to respond to unanticipated developments in the future may have been impaired since the State has utilized a substantial range of actions of a non-recurring nature in recent years to finance its General Fund operations, including tapping excess monies in special funds, refinancing outstanding debt to reduce reserve fund requirements and current (but not long-term) debt service costs, recalculating pension fund contributions, selling state assets, reimbursing past General Fund expenditures by the issuance of Authority debt and deferring payment for expenditures to future fiscal years. The 1996-97 State Financial Plan contains actions of a non-recurring nature including the use of certain surplus funds available from the Medical Malpractice Insurance Association ("MMIA") (approximately $481 million), savings from refinancings of certain pension and bond obligations (approximately $222 million) and non-recurring resources carried forward from the State's prior fiscal year and various other actions (approximately $314 million). It has been reported that certain health care providers are considering a challenge to the State's rights to the MMIA surplus revenues, totalling approximately $1.3 billion.


     LABOR COSTS. The State government workforce is mostly unionized, subject to the Taylor Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund investment return assumptions to reduce current contribution requirements. If such investment earnings assumptions are not sustained by actual results, additional State contributions will be required in future years to meet the State's contractual obligations. The State's change in actuarial method from the aggregate cost method to a modified projected unit credit in FY1990-91 created a substantial surplus that was amortized and applied to offset the State's contribution through FY1993-94. This change in actuarial method was ruled unconstitutional by the State's highest court and the State returned to the aggregate cost method in FY1994-95 using a four-year phase-in. Employer contributions, including the State's, are expected to increase over the next five to ten years.


     PUBLIC ASSISTANCE. New York has the second largest number of persons receiving public assistance (AFDC and Home Relief) of any state. Currently, AFDC costs are shared among the federal government, the State and its counties (including the City) by statutory formula. Caseloads tend to rise significantly during economic downturns, but have fallen only in the later stages of past economic recoveries. The budget adopted for FY1996-97 includes reduction in disbursements for public assistance.



     MEDICAID. New York participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. Currently, the federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires the State to adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State. The budget adopted for FY1996-97 includes continued planned reductions in spending for Medicaid. Cutbacks in State spending for Medicaid may adversely affect the financial condition of hospitals and health care institutions that are the obligors of bonds that may be held by the Fund.


     THE STATE AUTHORITIES. The State's Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The New York State Public Authorities Control Board approves the issuance of debt and major contracts by 10 of the Authorities. As of September 30, 1995 (the date of the latest data available), there were 17 Authorities that had outstanding debt of $100 million or more, the aggregate debt of which (including refunding bonds and moral obligation, lease-purchase, contractual obligation or State-guaranteed debt) then totaled approximately $73.45 billion. As of March 31, 1996, aggregate public authority debt outstanding as State-supported debt was $30.67 billion and total State-related debt was $38.26 billion. In recent years, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses and, (from 1976 to 1987) in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. The State has budgeted operating assistance of approximately $1.09 billion for the Metropolitan Transportation Authority ("MTA") during FY1996-97. This assistance is expected to continue to be required (and may increase) in future years. Failure by the State to appropriate necessary amounts or to take other action to permit the Authorities to meet their obligations could adversely affect the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes.



     The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). MTA subsidiaries operate certain commuter rail and bus lines in the New York metropolitan area. An affiliated agency, the Triborough Bridge and Tunnel Authority ("TBTA"), operates certain intrastate toll bridges and tunnels. To maintain its facilities and equipment, which deteriorated significantly in the late 1970s due to deferred maintenance, the MTA prepares a five year capital program subject to approval by the MTA Capital Program Review Board. State legislation accompanying the State's budget for FY1996-97 authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-1999 Capital Program"). This 1995-1999 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. If the 1995-1999 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance. In addition, because fares are not sufficient to finance its mass transit operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, federal assistance (including loans, grants and operating subsidies). If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may seek additional State assistance, raise fares or take other actions. No assurance can be given that any such assistance will continue at any particular level or in any fixed relationship to the operating costs and capital needs of the MTA.

     THE CITY. The City has required, and continues to require, significant financial assistance from the State. The City depends on the State to enable the City to balance its budget and meet its cash requirements. In the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In 1975, the City encountered severe financial difficulties and lost access to the public credit markets. The State Legislature responded in 1975 by creating the Municipal Assistance Corporation For The City of New York ("MAC") to provide financing assistance for the City and the Financial Control Board to exercise certain oversight and review functions with respect to the City's finances. The Financial Control Board's powers over the City were suspended in June 1986, but would be reinstated (under current law) if the City experiences certain adverse financial circumstances. At the time of the fiscal crisis the State provided substantial financial assistance to the City, the federal government provided the City with direct seasonal loans and guarantees on the City's long-term debt and the City's labor unions accepted deferrals of wage increases and approved purchases of City bonds by the pension funds. No assurance can be given that similar assistance would again be made available if needed, particularly given the current budgetary constraints faced by both the federal and State governments.



     The City provides services usually undertaken by counties, school districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates the City to assume the local share of public assistance and Medicaid costs. For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with applicable generally accepted accounting principles ("GAAP"). While the City had GAAP operating surpluses during the 1980's, the City has experienced growing financial difficulties, primarily related to the impact of the 1989-1992 recession on the local economy (reducing revenues from most major taxes and increasing public assistance and Medicaid caseloads), rising health care costs for City employees and for Medicaid and rising inflation and interest rates. To address substantial budget gaps occurring as a result of these difficulties, the City has implemented gap-closing programs, which relied primarily on actions of a non-recurring nature, but also included substantial property tax rate increases and a personal income tax surcharge imposed and significant service reductions. Aid to nonprofit cultural institutions in the City was significantly reduced (as was State aid to such institutions), including certain institutions that are obligors of bonds that may be held by the Fund. For FY1995, the City adopted a budget which halted the trend in recent years of substantial increases in City-funded spending from one year to the next and the City's budget for FY1996 reduced City-funded spending for the second consecutive year. The City budget adopted for FY1997 (sometimes referred to herein as the "1997 City Budget") continues the trend of reduced City-funded spending for the third consecutive year.



     Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections and outlines proposed budget gap-closing programs for those years with projected budget gaps. The mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan"). The 1997-2000 Financial Plan projects substantial budget gaps (approximately $1.7 billion, $2.7 billion and $3.4 billion) for each of the 1998 through 2000 fiscal years, respectively, and assumes additional programs to reduce expenditures and to increase revenues sufficient to close such projected gaps. The City's projections set forth in the 1997-2000 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1997-2000 Financial Plan will be realized. Further, cost-containment assumptions contained in both the 1997-2000 Financial Plan and the 1997 City Budget may be significantly adversely affected by the changes which may result from the adoption of the State's FY1996-97 budget as well as from recent changes occurring at the federal level with respect to various social spending programs. Additionally, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal years.



     The City's original budget for FY1996 reflected proposed actions to close a substantial projected budget gap (approximately $3.1 billion) resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. Such proposed actions included a reduction of approximately $400 million primarily affecting public assistance and Medicaid payments by the City, expenditure reductions in agencies totalling approximately $1.2 billion and transitional labor savings of approximately $600 million. The 1997 City Budget identifies a $2.6 billion budget gap which it attempts to close by implementing a variety of actions, including an approximate $1.2 billion reduction in City spending for a variety of services and programs, a renewal of the 12.5% personal income tax surcharge, and the use of non-recurring measures estimated to provide approximately $1.4 billion in one-time savings. The City's budget for FY1997 has been the subject of substantial criticism questioning, among other things, the capacity of the City to generate future revenues sufficient to meet expected expenditure increases and to provide necessary municipal services. Such criticism has also noted the City's reliance on non-recurring resources to close budget gaps and has charged that the City has made no progress in achieving structural balance.



     The City's budget for FY1997, like all City budgets, is subject to the ability of the City to implement the reductions in expenditures, personal services and personnel, which are substantial and may be difficult to implement. For example, one of the key items contained in the City's Budget for FY1996 was the sale of the City's water system for approximately $2.3 billion. This plan has been hotly contested since it was announced, has been the focus of several lawsuits and has been ruled illegal both by the lower court and the appeals court. It is unclear whether a final appeal will be sought. Further, the 1997 City Budget and the 1997-2000 Financial Plan reflect the costs of tentative settlements with a coalition of municipal unions which together represent approximately 2/3 of its workforce. There can be no assurance that such proposed settlement will be ratified. In addition, certain proposals may be offset by various State and federal legislation which could mandate levels of

City funding inconsistent with either the City's budget for FY1997 or the 1997-2000 Financial Plan. In addition, the 1997-2000 Financial Plan anticipates the receipt of substantial amounts of federal aid. Certain proposed State and federal actions are subject to legislative, the governor's and the president's approvals as applicable. Both federal and State actions are uncertain; certain legislative proposals and recently enacted legislation contemplate significant reductions in federal spending, including federal welfare reform which could result in caps on, or block grants of, federal programs. Further, no assurance can be given that either such actions will in fact be taken or that the projected savings will result even if such actions are taken.



     The City derives its revenues from a variety of local taxes, user charges, miscellaneous revenues and federal and State unrestricted and categorical grants. The City projects that local revenues will provide approximately 68.2% of total revenues in FY1997 while federal aid, including categorical grants, will provide 11.5% in FY1997 and State aid, including unrestricted aid and categorical grants, will provide 20.3% in FY1997. As a proportion of total revenues, State aid has remained relatively constant over the period from 1980 to 1990, while federal aid was sharply reduced (having provided nearly 20% of total fiscal year 1980 revenues). The largest source of the City's revenues is the real estate tax (approximately 22% of total revenues projected for FY1997), at rates levied by the City council (subject to certain State constitutional limits). The City derives the remainder of its tax revenues from a variety of other economically sensitive local taxes (subject to authorization by the legislature), including: the 4% local sales and compensating use tax (primarily dedicated to MAC debt service) imposed in addition to the State's retail sales tax; the personal income tax on City residents and the earnings tax on non-residents; a general corporation tax; and a financial corporation tax. High tax burdens in the City impose political and economic constraints on the ability of the City to increase local tax rates. The City's four-year financial plans have been the subject of extensive public comment and criticism, principally questioning the reasonableness of assumptions that the City will have the capacity to generate sufficient revenues in the future to provide the level of services contained in such City financial plans. On July 10, 1995, S&P lowered the City's credit rating from A- to BBB+, among the lowest ratings of any major city in the country. The rating agency cited specifically the City budget's reliance on "one-shot" measures to balance the budget for FY1996 without rectifying the underlying structural problems, its continued optimistic projections of State and federal aid, and continued high debt levels. On February 28, 1996, Fitch Investors Service, L.P. placed the City's general obligation bonds on Fitch Alert with negative implications.



     The City is the largest municipal debt issuer in the nation, and has more than doubled its debt load since the end of FY1988, in large measure to rehabilitate its extensive, aging physical plant. The City's seasonal borrowing needs increased significantly during FY1990 and FY1991, largely due to delayed State aid payments, and totalled $1.40 billion in FY1993, $1.75 billion in FY1994, $2.2 billion in FY1995 and $2.4 billion in FY1996. Current projections do not forecast a need for seasonal financing for FY1997. The City's current capital financing program reflects major reductions (approximately $2.13 billion) in the size of the capital program to be implemented cumulatively through FY1999 which is intended to reduce future debt service requirements. Further reductions may be required to keep the City's projected debt issuance within the general debt limitations imposed on the City by the State Constitution. Such reductions may adversely affect the condition of the City's aging and deteriorating infrastructure and physical assets, such as sewers, streets, bridges and tunnels, and mass transit facilities. In addition, the City's capital financing program currently contemplates receipt of proceeds of approximately $1 billion resulting from the sale of the City's water and sewer system to the Water Board, and proposes to utilize a substantial portion of such proceeds for capital project improvements. It is unlikely that such proceeds will become available for capital improvements, because, as discussed above, the legality of the sale of the water system has been successfully challenged in the lower court as well as the intermediate appeals court. In the event such proceeds are not available, the City will be required to find alternative sources of funding or reduce the capital program by a corresponding amount.



     In November 1993, the voters approved a proposed charter whereby Staten Island would secede from the City. Staten Island is one of five counties/boroughs, comprising 4% of the City's population and 19% of its land area. State law provides a complex mechanism for such secession.



     OTHER LOCALITIES. Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's FY1996-97 and thereafter. Fiscal difficulties experienced by the City of Yonkers, for example, could result in State actions to allocate State resources in amounts that cannot yet be determined. In the recent past, the State provided substantial financial assistance to its political subdivisions, totalling approximately 68% of the State's General Fund disbursements for FY1992-93, 69% for FY1993-94, 70% for FY1994-95, 69% for FY1995-96 and estimated to account for 70% of General Fund disbursements in the State's FY1996-97, primarily for aid to elementary, secondary and higher education and Medicaid and income maintenance and local transportation programs. The Legislature enacted substantial reductions from previously budgeted levels of State aid since December 1990. To the extent the State is constrained by its financial condition, State assistance to localities may be further reduced, compounding the serious fiscal constraints already experienced by many local governments. Localities also face anticipated and potential problems resulting from pending litigation (including challenges to local property tax assessments), judicial decisions and socio-economic trends.



     The total indebtedness of all localities in the State, other than the City, was approximately $17.7 billion as of the localities' fiscal years ending during 1994 (the date of the latest available data). A small portion (approximately $82.9 million) of this indebtedness represented borrowing to finance budgetary deficits issued pursuant to enabling State legislation (requiring budgetary review by the State Comptroller). Subsequently, certain counties and other local governments have encountered significant financial difficulties, including the counties of Nassau, Suffolk, Monroe and Westchester and the City of Buffalo. The State has imposed financial control on the City from 1977 to 1986 and on the City of Yonkers since 1984 under an appointed control board in response to fiscal crises encountered by such municipalities. The Legislature imposed certain limited fiscal restraints on Nassau and Suffolk counties, and authorized their issuance of deficit bonds to finance over several years their respective 1992 operating deficits. Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help the City of Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

INVESTMENT LIMITATIONS


     FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed with respect to a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.


Each Fund will not:

        (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks;

The following interpretation applies to, but is not a part of, this fundamental restriction (1): With respect to this limitation, domestic and foreign banking will be considered to be different industries.

        (2) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner; and

        (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     Money Market Portfolio, U.S. Government Portfolio and Tax-Free Fund will not:


        (7) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.



     With respect to Money Market Portfolio and U.S. Government Portfolio, the following interpretation applies to, but is not a part of, fundamental restriction (7): Mortgage and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.



     With respect to Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental restriction (7): Each state, territory and possession of the United States (including the District of Columbia and Puerto
Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.


     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following investment restrictions may be changed by each board without shareholder approval.

     Each Fund will not:

        (1) mortgage, pledge or hypothecate any assets except in connection with permitted borrowings or the issuance of senior securities;

        (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

        (3) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

        (4) invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition;


        (5) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger;



        (6) invest in real estate limited partnerships;



        (7) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;



        (8) invest more than 10% of its net assets in illiquid securities;



        (9) purchase or retain the securities of any issuer if the officers and directors or trustees of the applicable Corporation or Trust and the officers and directors of PaineWebber and Mitchell Hutchins (each owning beneficially more than 0.5% of the outstanding securities of the issuer) own in the aggregate more than 5% of the securities of the issuer; or


        (10) purchase any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that together with any predecessors have been in continuous operation for less than three years.

     Connecticut Municipal Money Fund and New Jersey Municipal Money Fund will not:

        (11) invest in companies for the purpose of exercising control or management.

                        DIRECTORS/TRUSTEES AND OFFICERS


     The directors and trustees (each also referred to as "board members") and executive officers of the Corporations and the Trusts, their ages, business addresses and principal occupations during the past five years are:



                                             POSITION WITH                     BUSINESS EXPERIENCE;
        NAME AND ADDRESS*; AGE            CORPORATIONS/TRUSTS                  OTHER DIRECTORSHIPS
--------------------------------------  -----------------------  ------------------------------------------------
Margo N. Alexander**; 49..............   Director/Trustee and    Mrs. Alexander is president, chief executive
                                               President           officer and a director of Mitchell Hutchins
                                                                   (since January 1995) and also an executive
                                                                   vice president and a director of PaineWebber.
                                                                   Mrs. Alexander is president and a director or
                                                                   trustee of 30 investment companies for which
                                                                   Mitchell Hutchins or PaineWebber serves as
                                                                   investment adviser.
Richard Q. Armstrong; 61..............     Director/Trustee      Mr. Armstrong is chairman and principal of RQA
78 West Brother Drive                                              Enterprises (management consulting firm)
Greenwich, CT 06830                                                (since April 1991 and principal occupation
                                                                   since March 1995). Mr. Armstrong is also a
                                                                   director of Hi Lo Automotive, Inc. He was
                                                                   chairman of the board, chief executive officer
                                                                   and co-owner of Adirondack Beverages (producer
                                                                   and distributor of soft drinks and
                                                                   sparkling/still waters) (October 1993-March
                                                                   1995). Mr. Armstrong was a partner of the New
                                                                   England Consulting Group (management
                                                                   consulting firm) (December 1992-September
                                                                   1993). He was managing director of LVMH U.S.
                                                                   Corporation (U.S. subsidiary of the French
                                                                   luxury goods conglomerate, Louis Vuitton Moet
                                                                   Hennessey Corporation) (1987-1991) and
                                                                   chairman of its wine and spirits subsidiary,
                                                                   Schieffelin & Somerset Company (1987-1991).
                                                                   Mr. Armstrong is a director or trustee of 29
                                                                   investment companies for which Mitchell
                                                                   Hutchins or PaineWebber serves as investment
                                                                   adviser.

                                             POSITION WITH                     BUSINESS EXPERIENCE;
        NAME AND ADDRESS*; AGE            CORPORATIONS/TRUSTS                  OTHER DIRECTORSHIPS
--------------------------------------  -----------------------  ------------------------------------------------
E. Garrett Bewkes, Jr.**; 69             Director/Trustee and    Mr. Bewkes is a director of Paine Webber Group
                                        Chairman of the Boards     Inc. ("PW Group") (holding company of
                                         of Directors/Trustees     PaineWebber and Mitchell Hutchins). Prior to
                                                                   December 1995, he was a consultant to PW
                                                                   Group. Prior to 1988, he was chairman of the
                                                                   board, president and chief executive officer
                                                                   of American Bakeries Company. Mr. Bewkes is a
                                                                   director of Interstate Bakeries Corporation
                                                                   and NaPro Bio-Therapeutics, Inc. Mr. Bewkes is
                                                                   a director or trustee of 30 investment
                                                                   companies for which Mitchell Hutchins or
                                                                   PaineWebber serves as investment adviser.
Richard R. Burt; 49...................     Director/Trustee      Mr. Burt is chairman of International Equity
1101 Connecticut Avenue, N.W.                                      Partners (international investments and
Washington, D.C. 20036                                             consulting firm) (since March 1994) and a
                                                                   partner of McKinsey & Company (management
                                                                   consulting firm) (since 1991). He is also a
                                                                   director of American Publishing Company. He
                                                                   was the chief negotiator in the Strategic Arms
                                                                   Reduction Talks with the former Soviet Union
                                                                   (1989-1991) and the U.S. Ambassador to the
                                                                   Federal Republic of Germany (1985-1989). Mr.
                                                                   Burt is a director or trustee of 29 investment
                                                                   companies for which Mitchell Hutchins or
                                                                   PaineWebber serves as investment adviser.

                                             POSITION WITH                     BUSINESS EXPERIENCE;
        NAME AND ADDRESS*; AGE            CORPORATIONS/TRUSTS                  OTHER DIRECTORSHIPS
--------------------------------------  -----------------------  ------------------------------------------------
Mary C. Farrell**; 46.................     Director/Trustee      Ms. Farrell is a managing director, senior
                                                                   investment strategist, and member of the
                                                                   Investment Policy Committee of PaineWebber.
                                                                   Ms. Farrell joined PaineWebber in 1982. She is
                                                                   a member of the Financial Women's Association
                                                                   and Women's Economic Roundtable, and is
                                                                   employed as a regular panelist on Wall $treet
                                                                   Week with Louis Rukeyser. She also serves on
                                                                   the Board of Overseers of New York
                                                                   University's Stern School of Business. Ms.
                                                                   Farrell is a director or trustee of 29
                                                                   investment companies for which Mitchell
                                                                   Hutchins or PaineWebber serves as investment
                                                                   adviser.
Meyer Feldberg; 54....................     Director/Trustee      Mr. Feldberg is Dean and Professor of Management
Columbia University                                                of the Graduate School of Business, Columbia
101 Uris Hall                                                      University. Prior to 1989, he was president of
New York, New York                                                 the Illinois Institute of Technology. Dean
10027                                                              Feldberg is also a director of AMSCO
                                                                   International Inc. (medical instruments and
                                                                   supplies), Federated Department Stores Inc.,
                                                                   Inco Homes Corporation and New World
                                                                   Communications Group Incorporated. Dean
                                                                   Feldberg is a director or trustee of 29
                                                                   investment companies for which Mitchell
                                                                   Hutchins or PaineWebber serves as investment
                                                                   adviser.
George W. Gowen; 66...................     Director/Trustee      Mr. Gowen is a partner in the law firm of
666 Third Avenue                                                   Dunnington, Bartholow & Miller. Prior to May
New York, New York                                                 1994, he was a partner in the law firm of
10017                                                              Fryer, Ross & Gowen. Mr. Gowen is a director
                                                                   of Columbia Real Estate Investments, Inc. Mr.
                                                                   Gowen is a director or trustee of 29
                                                                   investment companies for which Mitchell
                                                                   Hutchins or PaineWebber serves as investment
                                                                   adviser.

                                             POSITION WITH                     BUSINESS EXPERIENCE;
        NAME AND ADDRESS*; AGE            CORPORATIONS/TRUSTS                  OTHER DIRECTORSHIPS
--------------------------------------  -----------------------  ------------------------------------------------
Frederic V. Malek; 59.................     Director/Trustee      Mr. Malek is chairman of Thayer Capital Partners
901 15th Street, N.W.                                              (investment bank) and a co- chairman and
Suite 300                                                          director of CB Commercial Group Inc. (real
Washington, D.C. 20005                                             estate). From January 1992 to November 1992,
                                                                   he was campaign manager of Bush-Quayle '92.
                                                                   From 1990 to 1992, he was vice chairman and,
                                                                   from 1989 to 1990, he was president of
                                                                   Northwest Airlines Inc., NWA Inc. (holding
                                                                   company of Northwest Airlines Inc.) and Wings
                                                                   Holdings Inc. (holding company of NWA Inc.).
                                                                   Prior to 1989, he was employed by the Marriott
                                                                   Corporation (hotels, restaurants, airline
                                                                   catering and contract feeding), where he most
                                                                   recently was an executive vice president and
                                                                   president of Marriott Hotels and Resorts. Mr.
                                                                   Malek is also a director of American
                                                                   Management Systems, Inc. (management
                                                                   consulting and computer-related services),
                                                                   Automatic Data Processing, Inc., Avis, Inc.
                                                                   (passenger car rental), FPL Group, Inc.
                                                                   (electric services), National Education
                                                                   Corporation and Northwest Airlines Inc. Mr.
                                                                   Malek is a director or trustee of 29
                                                                   investment companies for which Mitchell
                                                                   Hutchins or PaineWebber serves as investment
                                                                   adviser.

                                             POSITION WITH                     BUSINESS EXPERIENCE;
        NAME AND ADDRESS*; AGE            CORPORATIONS/TRUSTS                  OTHER DIRECTORSHIPS
--------------------------------------  -----------------------  ------------------------------------------------
Carl W. Schafer; 60...................     Director/Trustee      Mr. Schafer is president of the Atlantic
P.O. Box 1164                                                      Foundation (charitable foundation supporting
Princeton, NJ 08542                                                mainly oceanographic exploration and
                                                                   research). He also is a director of Roadway
                                                                   Express, Inc. (trucking), The Guardian Group
                                                                   of Mutual Funds, Evans Systems, Inc. (major
                                                                   fuels, convenience store and diversified
                                                                   company), Hidden Lake Gold Mines Ltd.,
                                                                   Electronic Clearing House, Inc. (financial
                                                                   transactions processing), Wainoco Oil
                                                                   Corporation and Nutraceutix, Inc.
                                                                   (biotechnology company). Prior to January
                                                                   1993, he was chairman of the Investment
                                                                   Advisory Committee of the Howard Hughes
                                                                   Medical Institute. Mr. Schafer is a director
                                                                   or trustee of 29 investment companies for
                                                                   which Mitchell Hutchins or PaineWebber serves
                                                                   as investment adviser.
John R. Torell III; 57................     Director/Trustee      Mr. Torell is chairman of Torell Management,
767 Fifth Avenue                                                   Inc. (financial advisory firm), chairman of
Suite 4605                                                         Telesphere Corporation (electronic provider of
New York, NY 10153                                                 financial information) and a partner of Zilkha
                                                                   & Company (merchant banking and private
                                                                   investment company). He is the former chairman
                                                                   and chief executive officer of Fortune Bancorp
                                                                   (1990-1991 and 1990-1994, respectively), the
                                                                   former chairman, president and chief executive
                                                                   officer of CalFed, Inc. (savings association)
                                                                   (1988 to 1989) and former president of
                                                                   Manufacturers Hanover Corp. (bank) (prior to
                                                                   1988). Mr. Torell is a director of American
                                                                   Home Products Corp., New Colt Inc. (armament
                                                                   manufacturer) and Volt Information Services
                                                                   Inc. and a director or trustee of 29
                                                                   investment companies for which Mitchell
                                                                   Hutchins or PaineWebber serves as investment
                                                                   adviser.

                                             POSITION WITH                     BUSINESS EXPERIENCE;
        NAME AND ADDRESS*; AGE            CORPORATIONS/TRUSTS                  OTHER DIRECTORSHIPS
--------------------------------------  -----------------------  ------------------------------------------------
Cynthia Bow; 37.......................  Vice President (Managed  Ms. Bow is a vice president and a manager of
                                           Municipal Trust)        Mitchell Hutchins. Ms. Bow has been with
                                                                   Mitchell Hutchins since 1982. Ms. Bow is a
                                                                   vice president of two investment companies for
                                                                   which Mitchell Hutchins or PaineWebber serves
                                                                   as investment adviser.
Teresa M. Boyle; 37...................      Vice President       Ms. Boyle is a first vice president and
                                                                   manager--advisory administration of Mitchell
                                                                   Hutchins. Prior to November 1993, she was
                                                                   compliance manager of Hyperion Capital
                                                                   Management, Inc., an investment advisory firm.
                                                                   Prior to April 1993, Ms. Boyle was a vice
                                                                   president and manager--legal administration of
                                                                   Mitchell Hutchins. Ms. Boyle is a vice
                                                                   president of 30 other investment companies for
                                                                   which Mitchell Hutchins or PaineWebber serves
                                                                   as investment adviser.
Kimberly Brown; 28....................   Vice President (Money   Ms. Brown is an assistant vice president and a
                                                 Fund)             portfolio manager of Mitchell Hutchins. She
                                                                   has been a portfolio manager since March 1995
                                                                   and has been with Mitchell Hutchins since
                                                                   December 1992. Prior to joining Mitchell
                                                                   Hutchins Ms. Brown was with Visual Impact
                                                                   Advertising.
C. William Maher; 35..................    Vice President and     Mr. Maher is a first vice president and senior
                                          Assistant Treasurer      manager of the mutual fund finance division of
                                                                   Mitchell Hutchins. Mr. Maher is a vice
                                                                   president and assistant treasurer of 30
                                                                   investment companies for which Mitchell
                                                                   Hutchins or PaineWebber serves as investment
                                                                   adviser.
Dennis McCauley; 49...................      Vice President       Mr. McCauley is a managing director and chief
                                                                   investment officer--fixed income of Mitchell
                                                                   Hutchins. Prior to December 1994, he was
                                                                   director of fixed income investments of IBM
                                                                   Corporation. Mr. McCauley is a vice president
                                                                   of 19 investment companies for which Mitchell
                                                                   Hutchins or PaineWebber serves as investment
                                                                   adviser.

                                             POSITION WITH                     BUSINESS EXPERIENCE;
        NAME AND ADDRESS*; AGE            CORPORATIONS/TRUSTS                  OTHER DIRECTORSHIPS
--------------------------------------  -----------------------  ------------------------------------------------
Susan P. Messina; 36..................   Vice President (Money   Ms. Messina is a senior vice president of
                                                 Fund)             Mitchell Hutchins. Ms. Messina has been with
                                                                   Mitchell Hutchins since 1982. Ms. Messina is a
                                                                   vice president of five investment companies
                                                                   for which Mitchell Hutchins or PaineWebber
                                                                   serves as investment adviser.
Ann E. Moran; 39......................    Vice President and     Ms. Moran is a vice president of Mitchell
                                          Assistant Treasurer      Hutchins. Ms. Moran is a vice president and
                                                                   assistant treasurer of 30 investment companies
                                                                   for which Mitchell Hutchins or PaineWebber
                                                                   serves as investment adviser.
Dianne E. O'Donnell; 44...............    Vice President and     Ms. O'Donnell is a senior vice president and
                                               Secretary           deputy general counsel of Mitchell Hutchins.
                                                                   Ms. O'Donnell is a vice president and
                                                                   secretary of 29 investment companies for which
                                                                   Mitchell Hutchins or PaineWebber serves as
                                                                   investment adviser.
Victoria E. Schonfeld; 45.............      Vice President       Ms. Schonfeld is a managing director and general
                                                                   counsel of Mitchell Hutchins. Prior to May
                                                                   1994, she was a partner in the law firm of
                                                                   Arnold & Porter. Ms. Schonfeld is a vice
                                                                   president of 30 investment companies for which
                                                                   Mitchell Hutchins or PaineWebber serves as
                                                                   investment adviser.
Paul H. Schubert; 33..................    Vice President and     Mr. Schubert is a first vice president and a
                                          Assistant Treasurer      senior manager of the mutual fund finance
                                                                   division of Mitchell Hutchins. From August
                                                                   1992 to August 1994, he was a vice president
                                                                   of BlackRock Financial Management, Inc. Prior
                                                                   to August 1992, he was an audit manager with
                                                                   Ernst & Young LLP. Mr. Schubert is a vice
                                                                   president and assistant treasurer of 30
                                                                   investment companies for which Mitchell
                                                                   Hutchins or PaineWebber serves as investment
                                                                   adviser.

                                             POSITION WITH                     BUSINESS EXPERIENCE;
        NAME AND ADDRESS*; AGE            CORPORATIONS/TRUSTS                  OTHER DIRECTORSHIPS
--------------------------------------  -----------------------  ------------------------------------------------
Julian F. Sluyters; 36................    Vice President and     Mr. Sluyters is a senior vice president and the
                                               Treasurer           director of the mutual fund finance division
                                                                   of Mitchell Hutchins. Prior to December 1991,
                                                                   he was an audit senior manager with Ernst &
                                                                   Young LLP. Mr. Sluyters is a vice president
                                                                   and treasurer of 30 investment companies for
                                                                   which Mitchell Hutchins or PaineWebber serves
                                                                   as investment adviser.
Debbie Vermann 37.....................      Vice President       Ms. Vermann is a vice president and portfolio
                                        (Tax-Free Fund, Managed    manager of Mitchell Hutchins. Ms. Vermann is a
                                         Municipal Trust, and      vice president of three investment companies
                                        Municipal Money Market     for which Mitchell Hutchins or PaineWebber
                                                Series)            serves as investment adviser.
Keith A. Weller, 35...................    Vice President and     Mr. Weller is a first vice president and
                                          Assistant Secretary      associate general counsel of Mitchell
                                                                   Hutchins. Prior to May 1995, he was an
                                                                   attorney in private practice. Mr. Weller is a
                                                                   vice president and assistant secretary of 29
                                                                   investment companies for which Mitchell
                                                                   Hutchins or PaineWebber serves as investment
                                                                   adviser.


---------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.


** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of each
   Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.



     Each Corporation or Trust pays board members who are not "interested persons" of the Corporation or Trust $1,000 annually for each series and $150 per meeting of the board and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series presently pay such directors and trustees $3,000, $1,000, $2,000 and $2000 annually, respectively, plus any additional amounts due for board or committee meetings. Messrs. Feldberg and Torrell serve as chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex and receive additional annual compensation, aggregating $15,000 each, from the relevant funds. Board members are reimbursed for any expenses incurred in attending meetings. Board members and officers of the Corporations/Trusts own in the aggregate less than 1% of the shares of each Fund. Since PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Corporations/Trusts and the Funds, the Corporations and Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Corporations and Trusts for acting as a board member or officer.



     The table below includes certain information relating to the compensation of the current board members of the Corporations/Trusts who held office with one of the Funds or with other PaineWebber funds during the fiscal year or period ended June 30, 1996.



                                                                                                                 TOTAL
                                                                                                             COMPENSATION
                                                     AGGREGATE COMPENSATION FROM                               FROM THE
                                             -------------------------------------------     MUNICIPAL     CORPORATIONS/TRUST
                                                MONEY      TAX-FREE         MANAGED        MONEY MARKET         AND THE
    NAME OF PERSONS, POSITION                   FUND*        FUND*     MUNICIPAL TRUST*       SERIES*       FUND COMPLEX**
-------------------------------------------  -----------  -----------  -----------------  ---------------  -----------------
Richard Q. Armstrong
  Director/Trustee.........................      --           --              --                --            $     9,000
Richard Burt
  Director/Trustee.........................      --           --              --                --                  7,750
Meyer Feldberg,
  Director/Trustee.........................   $   7,250    $   8,500       $   7,250            --                106,375
George W. Gowen,
  Director/Trustee.........................       7,250        8,500           7,250            --                 99,750
Frederic V. Malek,
  Director/Trustee.........................       7,250        8,500           7,250            --                 99,750
Carl W. Schafer
  Director/Trustee.........................      --           --              --             $   1,875            118,175
John R. Torell III
  Director/Trustee.........................      --           --              --                --                 28,125


------------


     Only independent board members are compensated by the Corporations or Trusts and identified above; board members who are "interested persons" as defined by the 1940 Act do not receive compensation.



  * Represents fees paid to each board member during the fiscal years ended June 30, 1996 (for the eight months ended June 30, 1996 for Municipal Money Market Series).



 ** Represents total compensation paid to each board member during the calendar year ended December 31, 1995; no fund within the fund complex has a bonus, pension, profit sharing, or retirement plan.

       INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. PaineWebber acts as the Funds' investment adviser and administrator pursuant to separate contracts dated March 23, 1989 with Money Fund, March 1, 1989 with Tax-Free Fund, September 10, 1990 with Managed Municipal Trust and April 13, 1995 with Municipal Money Market Series ("PaineWebber Contracts"). Under the PaineWebber Contracts, each Fund pays PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:

                                                                                 ANNUAL
AVERAGE DAILY NET ASSETS                                                          RATE
------------------------------------------------------------------------------  ---------
MONEY MARKET PORTFOLIO:
  All.........................................................................      0.50%
U.S. GOVERNMENT PORTFOLIO:
  Up to $300 million..........................................................      0.50%
  In excess of $300 million up to $750 million................................      0.44%
  Over $750 million...........................................................      0.36%
TAX-FREE FUND:
  Up to $1 billion............................................................      0.50%
  In excess of $1 billion up to $1.5 billion..................................      0.44%
  Over $1.5 billion...........................................................      0.36%
CALIFORNIA MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND:
  Up to $300 million..........................................................      0.50%
  In excess of $300 million up to $750 million................................      0.44%
  Over $750 million...........................................................      0.36%
CONNECTICUT MUNICIPAL MONEY FUND AND NEW JERSEY MUNICIPAL MONEY FUND:
  All.........................................................................      0.50%

     For the periods indicated, the Funds paid (or accrued) to PaineWebber the following fees.


                                             FOR THE FISCAL YEAR ENDED JUNE 30,
                                       ----------------------------------------------
                                            1996            1995            1994
                                       --------------  --------------  --------------
Money Market Portfolio...............  $   32,952,818  $   23,493,781  $   21,677,334
U.S. Government Portfolio............       4,457,510       3,746,439       4,027,163
Tax-Free Fund........................       9,012,871       7,340,127       6,818,920
California Municipal Money Fund......       2,050,593       1,587,620       1,518,394
New York Municipal Money Fund........       1,263,305         923,010         752,803
                                       ($      46,118) ($      50,014) ($     100,644)
                                               waived          waived          waived

     For the periods indicated, Connecticut Municipal Money Fund and New Jersey Municipal Money Fund paid (or accrued) to PaineWebber and/or Kidder Peabody Asset Management, Inc., the Funds' predecessor manager and investment adviser, the following fees:


                                                                           FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                    FOR THE EIGHT MONTHS   -------------------------------------
                                                     ENDED JUNE 30, 1996      1995         1994         1993
                                                    ---------------------  -----------  -----------  -----------
Connecticut Municipal Money Fund..................      $      76,173      $   120,651  $   151,858  $   312,881
New Jersey Municipal Money Fund...................      $     138,224      $   167,865  $   207,338  $   349,798



     Under service agreements pursuant to which PaineWebber provides certain services to each Fund (other than Connecticut Municipal Money Fund and New Jersey Municipal Money Fund) not otherwise provided by the transfer agent, which agreements are reviewed by each Corporation's or Trust's board annually, the Funds paid (or accrued) to PaineWebber the following fees.



                                                                         FOR THE FISCAL YEAR ENDED JUNE 30,
                                                                     -------------------------------------------
                                                                         1996           1995           1994
                                                                     -------------  -------------  -------------
Money Market Portfolio.............................................  $   1,391,745  $   1,168,942  $   1,106,377
U.S. Government Portfolio..........................................        144,758        122,640        124,114
Tax-Free Fund......................................................        242,449        217,437        199,135
California Municipal Money Fund....................................         50,117         43,682         41,733
New York Municipal Money Fund......................................         36,019         30,749         27,333



     Under separate contracts with PaineWebber dated March 23, 1989 with respect to Money Fund, March 1, 1989 with respect to Tax-Free Fund, September 10, 1990 with respect to Managed Municipal Trust and April 13, 1995 with respect to Municipal Money Market Series ("Mitchell Hutchins Contracts"). Mitchell Hutchins serves as each Fund's sub-adviser and sub-administrator. Under the Mitchell Hutchins Contracts, PaineWebber (not the Funds) pays Mitchell Hutchins fees, computed daily and paid monthly, at an annual rate of 20% of the fee paid by each Fund to PaineWebber under the PaineWebber Contracts.


     For the periods indicated, PaineWebber paid (or accrued) to Mitchell Hutchins the following fees.


                                                                                  FOR THE YEAR ENDED JUNE 30,
                                                                          -------------------------------------------
                                                                              1996           1995           1994
                                                                          -------------  -------------  -------------
Money Market Portfolio..................................................  $   6,590,564  $   4,698,756  $   4,335,467
U.S. Government Portfolio...............................................        891,502        749,288        805,433
Tax-Free Fund...........................................................      1,802,574      1,468,025      1,363,784
California Municipal Money Fund.........................................        410,119        317,524        303,679
New York Municipal Money Fund...........................................        252,661        184,602        150,561

                                                              FOR THE     FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                           EIGHT MONTHS   -------------------------------------
                                                           JUNE 30, 1996     1995         1994         1993
                                                           -------------  -----------  -----------  -----------
Connecticut Municipal Money Fund.........................   $    15,235   $    13,354  $   --       $   --
New Jersey Municipal Money Fund..........................   $    27,645   $    18,580  $   --       $   --



     Under the terms of the PaineWebber Contracts, each Fund bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. General expenses of a Corporation or Trust not readily identifiable as belonging to a specific Fund or to any other series of the Corporation or Trust are allocated among series by or under the direction of the Corporation's or Trust's board in such manner as the board deems fair and equitable. Expenses borne by the Funds include the following (or each Fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Funds by PaineWebber, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the shares of the Funds under federal and state securities laws and maintaining such registrations and qualifications,
(5) fees and salaries payable to the board members and officers who are not interested persons of a Corporation or a Trust, or of PaineWebber, (6) all expenses incurred in connection with the board members' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a Corporation or Trust, or a Fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those board members who are not interested persons of a Corporation or Trust, (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which a Corporation or Trust is a party and the expenses a Corporation or Trust may incur as a result of its legal obligation to provide indemnification to its officers, board members, agents and shareholders) incurred by a Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof,
(17) the cost of investment company literature and other publications provided to the board members and officers, and (18) costs of mailing, stationery and communications equipment.


     As required by state regulation, PaineWebber will reimburse a Fund if and to the extent that the aggregate operating expenses of the Fund exceed applicable limits for the fiscal year. Currently, the most restrictive such limit applicable to each Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, distribution fees, taxes, interest and extraordinary items, are excluded from this limitation. No reimbursement pursuant to such limitation was required for the last three fiscal years for any of the Fund.

     Under the PaineWebber and Mitchell Hutchins Contracts (collectively, "Contracts"), PaineWebber or Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Contracts are terminable with respect to each Fund at any time without penalty by vote of the applicable Corporation's or Trust's board or by vote of the holders of a majority of the outstanding voting securities of that Fund on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. The PaineWebber Contracts are also terminable without penalty by PaineWebber on 60 days' written notice to the appropriate Corporation or Trust, and the Mitchell Hutchins Contracts are terminable without penalty by PaineWebber or Mitchell Hutchins on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and each Mitchell Hutchins Contract also terminates automatically upon the assignment of the applicable PaineWebber Contract.

     The following table shows the approximate net assets as of July 31, 1996, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.


INVESTMENT CATEGORY                                                        NET ASSETS
-------------------------------------------------------------------------  -----------
                                                                             ($ MIL)
Domestic (excluding Money Market)........................................  $   5,413.8
Global...................................................................      2,766.8
Equity/Balanced..........................................................      2,927.3
Fixed Income (excluding Money Market)....................................      5,253.3
  Taxable Fixed Income...................................................      3,620.8
  Tax-Free Fixed Income..................................................      1,632.5
Money Market Funds.......................................................     21,914.2



     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by the PaineWebber mutual funds and other Mitchell Hutchins advisory clients.


     DISTRIBUTION ARRANGEMENTS. PaineWebber acts as distributor of shares of the Funds under separate distribution contracts with each Corporation or Trust ("Distribution Contracts") which require PaineWebber to use its best efforts, consistent with its other business, to sell shares of the Funds. Shares of the Funds are offered continuously. Payments by U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund, Connecticut Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund to compensate or reimburse PaineWebber for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Distribution Contracts and made in accordance with related plans of distribution ("Plans") adopted by each Corporation or Trust with respect to those Funds in the manner prescribed by Rule 12b-1 under the 1940 Act. No such payments have been authorized for Money Market Portfolio.


     Among other things, each Plan provides that (1) PaineWebber will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Corporation or Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the affected Fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Corporation or Trust shall be committed to the discretion of the board members who are not "interested persons" of the Corporation or Trust.



     Under the applicable Plan, U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund each is authorized to pay PaineWebber a service fee, computed daily and paid monthly, at the annual rate of up to 0.15% of its average daily net assets. Each of these Funds currently pays service fees to PaineWebber at the annual rate of 0.08% of average daily net assets. Any increase from the current annual rate would require prior approval of the board. Under the applicable Plan, Connecticut Municipal Money Fund and New Jersey Municipal Money Fund each reimburses PaineWebber for certain service expenses at an annual rate of up to 0.12% of its average daily net assets.



     During the fiscal year ended June 30, 1996, U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund paid or accrued to PaineWebber service fees of $817,222, $1,602,861, $339,545 and $202,130, respectively. For the same period, PaineWebber estimates that it incurred expenses of $925,566, $1,666,047, $479,254 and $336,828, respectively, in distributing shares of these Funds and servicing Fund shareholders. PaineWebber estimates that these expenses were incurred for each of these Funds, respectively, as follows: (a) advertising, promotion and allocated costs--$311,000, $461,000, $224,000 and $185,000; (b) printing--$1,649, $2,901,
$595 and $419; and (c) service fees to Investment Executives-- $612,917, $1,202,146, $254,659 and $151,409.



     During the eight months ended June 30, 1996 and the fiscal year ended October 31, 1995, Connecticut Municipal Money Fund paid or accrued to PaineWebber or Kidder, Peabody & Co. Incorporated ("Kidder Peabody"), the Fund's predecessor distributor, service fees of $18,280 and

$28,957, respectively. PaineWebber estimates that these expenses were incurred for Connecticut Municipal Money Fund during the eight months ended June 30, 1996, and the fiscal year ended October 31, 1995, respectively, as follows: (a) advertising, promotion and allocated costs--$80,775 and $23,686; (b) printing--$8,558 and $927; and (c) service fees to investment executives--$15,236 and $14,478. During the eight months ended June 30, 1996, and the fiscal year ended October 31, 1995, New Jersey Municipal Money Fund paid or accrued to PaineWebber or Kidder, Peabody, the Fund's predecessor distributor, service fees of $33,172 and $40,287, respectively. PaineWebber estimates that these expenses were incurred for New Jersey Municipal Money Fund during the eight months ended June 30, 1996 and the fiscal year ended October 31, 1995, respectively, as follows: (a) advertising, promotion and allocated costs--$44,613 and $32,852; (b) printing--$14,054 and $1,392; and (c) service fees to Investment Executives--$27,646 and $20,145.


     "Allocated costs" include various internal costs allocated by PaineWebber to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various PaineWebber departments and areas of operations.


     In approving the continuance of the Plan for the Funds, the board of the applicable Corporation or Trust considered all features of the distribution system for the applicable Fund, including (a) PaineWebber's view that the payment of service fees at the annual rate of 0.06% of the average daily net assets of the Fund held in shareholder accounts serviced by Investment Executives and correspondent firms was attractive to such Investment Executives and correspondent firms and would result in greater growth of the Fund than might otherwise be the case, (b) the extent to which Fund shareholders might benefit from economies of scale resulting from growth in the Fund's assets and shareholder account size and the potential for continued growth, (c) the services provided to the Fund and its shareholders by PaineWebber pursuant to the applicable Distribution Contract, (d) PaineWebber's expenses and costs under the Plan as described above and (e) the fact that the expense to the Fund of the Plan could be offset if the Plan is successful by the lower advisory fee rates that may be triggered as assets reach higher levels.



     With respect to each Plan, the applicable board considered the benefits that would accrue to PaineWebber under the Plan in that PaineWebber would receive service and advisory fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plan is successful and the Fund attains and maintains increased asset levels.


                             PORTFOLIO TRANSACTIONS


     The Mitchell Hutchins Contracts authorize Mitchell Hutchins (with the approval of each Corporation's or Trust's board) to select brokers and dealers to execute purchases and sales of each Fund's portfolio securities. The Contracts direct Mitchell Hutchins to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. To the extent that the execution and price offered by more than one dealer are comparable, Mitchell Hutchins may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research, analysis, advice and similar services. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid had no services been provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Research services furnished by the dealers with which a Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts it advises and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the Fund. Information and research received from dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Mitchell Hutchins Contracts. During its past three fiscal years, no Fund has paid any brokerage commissions, nor has any Fund allocated any transactions to dealers for research, analysis, advice and similar services.



     Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transactions on an agency basis.


     The Funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     Investment decisions for each Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.


HOLDINGS OF REGULAR BROKER-BROKERS



     As of June 30, 1996, Money Market Portfolio owned commercial paper and short-term corporate obligations issued by the following persons who are regular broker-dealers for the Fund: Bear Stearns Companies, Inc. ($348,987,683); Dean Witter, Discover & Company ($15,010,897); Merrill Lynch & Co., Inc. ($131,700,316); Morgan Stanley Group, Inc. ($333,443,313); and Nomura Holding America Inc. ($49,645,000).

                  ADDITIONAL INFORMATION REGARDING REDEMPTIONS

     Each Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange, Inc. ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time, although each Fund seeks to maintain a constant net asset value of $1.00 per share.

     If conditions exist that make cash payments undesirable, California Municipal Money Fund and New York Municipal Money Fund each reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Managed Municipal Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of either Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

                              VALUATION OF SHARES


     Each Fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices, PaineWebber's New York City offices and the New York City offices of PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Patriot's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.



     Each Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, a Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.


     The board of each Corporation and Trust has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for any Fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and, except as otherwise indicated, will not purchase any instrument with a remaining maturity greater than 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality under the Rule and that Mitchell Hutchins, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the board will take appropriate action.


     In determining the approximate market value of portfolio investments, each Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.

                                     TAXES

     FEDERAL TAXES. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) plus, in the case of each Municipal Fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code, and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer.

     Dividends paid by a Municipal Fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if that Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Each Municipal Fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a Municipal Fund as exempt-interest dividends may not exceed the Fund's interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the Municipal Funds under local and state income tax laws may differ from the treatment thereof under the Internal Revenue Code.

     Tax-exempt interest attributable to certain PABs (including, in the case of a Municipal Fund receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that Fund) is subject to the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether a Municipal Fund's tax-exempt interest was attributable to such bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the Prospectus.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a Municipal Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of IDBs or PABs.


     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a Municipal Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Municipal Funds still are tax-exempt to the extent described above and in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.


     If a Municipal Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to that Fund's shareholders as ordinary income to the extent of that Fund's earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a Municipal Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

     Each Municipal Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by a Municipal Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Municipal Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     Dividends from investment company taxable income paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally are subject to a 30% withholding tax, unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the [shareholder's] conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply. Exempt-interest dividends paid by the Municipal Funds are not subject to withholding.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

     CALIFORNIA TAXES. In any year in which California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and 50% or more of the assets of the Fund at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt from personal income taxation by the State of California under the laws or the Constitution of California or the United States, the Fund will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.


     Individual shareholders of California Municipal Money Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on tax-exempt obligations of U.S. possessions or territories), provided that the Fund satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation by the State of California. Income distributions from the Fund which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions from the Fund, if any, that are derived from interest on obligations of the U.S. government may also be designated by the Fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. In addition, distributions to such shareholders other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.


     Shareholders of California Municipal Money Fund who are subject to the California corporate franchise tax will be required to include distributions of investment income and capital gains in their taxable income for purposes of that tax. In addition, such distributions may be includable in income subject to the alternative minimum tax.

     Shares of California Municipal Money Fund will not be subject to the California property tax.

     The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of California presently in effect as they directly govern the taxation of shareholders of California Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

     NEW YORK TAXES. Individual shareholders of New York Municipal Money Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from the Fund that are directly attributable (i) to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including the City) or
(ii) interest earned on obligations of U.S. possessions or territories that is exempt from state taxation pursuant to federal law, provided that the Fund qualifies as a RIC and satisfies the requirements that at least 50% of its assets at the close of each quarter of the taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to individual shareholders as ordinary income. However, distributions by the Fund, if any, that are derived from interest earned on obligations of the U.S. government may also be designated by the Fund and treated by its shareholders as exempt from personal income taxation for New York State and City purposes, provided that at least 50% of the value of its total assets at the close of each quarter of its taxable year is invested in such obligations.

     Shareholders of New York Municipal Money Fund that are subject to the New York State corporation franchise tax or the City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their "entire net income" for purposes of such taxes and will be required to include their shares of the Fund in their investment capital for purposes of such taxes.

     Shareholders of New York Municipal Money Fund will not be subject to the unincorporated business tax imposed by the City solely by reason of their ownership of shares in the Fund. If a shareholder is subject to unincorporated business taxation by the City, income and gains distributed by the Fund will be subject to such taxation except to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including the City).

     Shares of New York Municipal Money Fund will not be subject to property taxes imposed by New York State or the City.


     Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Money Fund generally will not be deductible for New York State personal income tax purposes.



     Interest income of New York Municipal Money Fund which is distributed to its shareholders will generally not be taxable to the Fund for purposes of the New York State corporation franchise tax or the City general corporation tax.

     The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of New York State and the City presently in effect as they directly govern the taxation of shareholders of New York Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York State and City tax matters.


     CONNECTICUT TAXES. Dividends paid by Connecticut Municipal Money Fund that qualify as exempt-interest dividends for federal income tax purposes are not subject to the Connecticut income tax imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Fund as interest from Connecticut Municipal Securities, or as interest from obligations with respect to which Connecticut is prohibited by federal law from taxing. Dividends derived from other sources are subject to Connecticut income tax, except that dividends qualifying as capital gains dividends for federal income tax purposes are not subject to Connecticut income tax to the extent derived from Connecticut Municipal Securities. In the case of a shareholder subject to the Connecticut income tax and required to pay AMT, the portion of exempt-interest dividends paid by the Fund that is derived from income received by the Fund as interest from Connecticut Municipal Securities or obligations the interest with respect to which Connecticut is prohibited by federal law from taxing is not subject to the net Connecticut minimum tax, even though treated as a preference item for purposes of the AMT.



     Dividends qualifying as exempt-interest dividends for federal income tax purposes that are distributed by Connecticut Municipal Money Fund to entities taxed as corporations under the Connecticut corporation business tax are not exempt from the tax.



     Connecticut Municipal Money Fund's shares are not subject to property taxation by the State of Connecticut or its political subdivisions.



     The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of Connecticut presently in effect as they directly govern the taxation of shareholders of the Connecticut Municipal Money Fund. These provisions are subject to change by judicial, legislative or administrative action, and any such change may be either prospective or retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning Connecticut tax matters.



     NEW JERSEY TAXES. New Jersey Municipal Money Fund anticipates that substantially all its dividends will not be subject to the New Jersey gross income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities or direct U.S. government obligations or certain other specified obligations. To be classified as qualified investment fund, at least 80% of the Fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the Fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax. To the extent a shareholder of the Fund is obligated to pay state or local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income.



     The shares of New Jersey Municipal Money Fund are not subject to property taxation by New Jersey or its political subdivisions.



     The foregoing is a general, abbreviated summary of certain of the applicable provisions of New Jersey tax law presently in effect. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to Fund transactions. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New Jersey State tax matters.



     TAX-FREE INCOME VS. TAXABLE INCOME--TAX-FREE FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 1996 federal individual income tax rates in effect on the date of this Statement of Additional Information. For example, a couple with taxable income of $90,000 in 1996, or a single individual with taxable income of $55,000 in 1996, whose investments earn a 4% tax-free yield, would have to earn approximately a 5.6% taxable yield to receive the same benefit.



               TABLE I. 1996 FEDERAL TAXABLE VS. TAX-FREE YIELDS*



                                                                     A TAX-FREE YIELD OF
                                                    -----------------------------------------------------
                                                                 5.00%      6.00%      7.00%      8.00%
       TAXABLE INCOME (000'S)                                  ---------  ---------  ---------  ---------
-------------------------------------
     SINGLE              JOINT         FEDERAL TAX
     RETURN              RETURN          BRACKET
                                                      4.00%
                                                    ---------
                                                        IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
-----------------  ------------------  -----------  -----------------------------------------------------
$        0-- 24.0  $         0-- 40.1     15.00%       4.71%      5.88%      7.06%      8.24%      9.41%
      24.0-- 58.2         40.1-- 96.9     28.00        5.56       6.94       8.33       9.72      11.11
      58.2--121.3         96.9--147.7     31.00        5.80       7.25       8.70      10.14      11.59
     121.3--263.8        147.7--263.8     36.00        6.25       7.81       9.38      10.94      12.50
       Over 263.8          Over 263.8     39.60        6.62       8.28       9.93      11.59      13.25


------------


* Single rate assumes no dependents; joint rate assumes two dependents. The yields listed are for illustration only and are not necessarily representative of a Fund's yield. Each Fund invests primarily in obligations the interest on which is exempt from federal income tax and (1) in the case of California Municipal Money Fund, from California personal income tax; (2) in the case of Connecticut Municipal Money Fund, from Connecticut personal income tax; (3) in the case of New Jersey Municipal Money Fund, from New Jersey gross income tax; and (4) in the case of New York Municipal Money Fund, from New York State and New York City personal income taxes; however, some of a Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this Statement of Additional Information; such rates might change after that date. The effective rates reflect the highest tax bracket within each range of income listed. However, a California, Connecticut, New Jersey or New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions (other than California, Connecticut, New Jersey, New York State and New York City, personal income taxes in the case of Tables II through V, respectively).



     TAX-FREE INCOME VS. TAXABLE INCOME--CALIFORNIA MUNICIPAL MONEY FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 1996 federal individual and 1996

California personal gross income tax rates currently in effect on the date of this Statement of Additional Information. For example, a California couple with taxable income of $90,000, or a single California individual with taxable income of $55,000, whose investments earn a 6% tax-free yield, would have to earn approximately a 9.2% taxable yield to receive the same benefit.



    TABLE II. 1995 FEDERAL AND 1996 CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*



(See notes 1-4 below)



                                                              A TAX-FREE YIELD OF
                                                   ------------------------------------------
                                                                4.00%      5.00%      6.00%
                                                              ---------  ---------  ---------
                                       EFFECTIVE
       TAXABLE INCOME (000'S)         CALIFORNIA
------------------------------------      AND
     SINGLE              JOINT        FEDERAL TAX    2.00%
     RETURN             RETURN          BRACKET    ---------
                                                         IS EQUAL TO A TAXABLE YIELD OF
                                                                 APPROXIMATELY:
-----------------  -----------------  -----------  ------------------------------------------
$     18.1-- 23.4  $     36.1-- 39.0     20.10%      2.50%       5.01%      6.26%      7.51%
      23.4-- 25.1        39.0-- 50.2     32.32       2.96        5.91       7.39       8.87
      25.1-- 31.7        50.2-- 63.4     33.76       3.02        6.04       7.55       9.06
      31.7-- 56.6        63.4-- 94.3     34.70       3.06        6.13       7.66       9.19
      56.6--118.0        94.3--143.6     37.42       3.20        6.39       7.99       9.59
     118.0--256.5       143.6--256.5     41.95       3.45        6.89       8.61      10.34
       Over 256.5         Over 256.5     45.22       3.65        7.30       9.13      10.95


---------------


* Single rate assumes no dependents; joint rate assumes two dependents. The yields listed are for illustration only and are not necessarily representative of a Fund's yield. Each Fund invests primarily in obligations the interest on which is exempt from federal income tax and (1) in the case of California Municipal Money Fund, from California personal income tax; (2) in the case of Connecticut Municipal Money Fund, from Connecticut personal income tax; (3) in the case of New Jersey Municipal Money Fund, from New Jersey gross income tax; and (4) in the case of New York Municipal Money Fund, from New York State and New York City personal income taxes; however, some of a Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this Statement of Additional Information; such rates might change after that date. The effective rates reflect the highest tax bracket within each range of income listed. However, a California, Connecticut, New Jersey or New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions (other than California, Connecticut, New Jersey, New York State and New York City, personal income taxes in the case of Tables II through V, respectively).



1. Net amount subject to federal income tax after deductions and exemptions. Assumes that all income is ordinary income.



2. The income ranges shown reflect federal and California income brackets for 1995. Inflation adjusted income brackets for 1996 are not yet available.



3. The rates shown reflect federal rates for 1995 and California rates for 1996 in effect as of the date hereof. The California rates are still subject to change with retroactive effect for 1996.



4. Excludes the impact of the phase out of personal exemptions, limitations on itemized deductions and other credits, exclusions and adjustments which may increase a taxpayer's marginal tax rate as well as the effect of certain levels of income (including tax-exempt income) on the taxability of social security payments.



     TAX-FREE INCOME VS. TAXABLE INCOME-NEW YORK MUNICIPAL MONEY FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the 1996 federal individual, and New York State and New York City personal, income tax rates in effect on the date of this Statement of Additional Information. For example, a New York City couple with taxable income of $90,000 in 1996, whose investments earn a 4% tax-free yield, would have to earn approximately a 6.2% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $90,000 in 1996 would have to earn approximately a 6.0% taxable yield to realize a benefit equal to a 4% tax-free yield.



     Single taxpayers may also take advantage of high tax-free income. For example, a single individual with taxable income of $55,000 in 1996 who lives in New York City and whose investments earn a 4% tax-free yield, would have to earn approximately a 6.2% taxable yield to receive the same benefit. A single individual who lives in New York State outside of New York City with taxable income of $55,000 in 1996, would have to earn approximately a 6.0% taxable yield to realize a benefit equal to a 4% tax-free yield.



       TABLE III. 1996 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELDS*



                                                             A TAX-FREE YIELD OF
                                                  ------------------------------------------
                                                               4.00%      5.00%      6.00%
                                                             ---------  ---------  ---------
      TAXABLE INCOME (000'S)          COMBINED
----------------------------------    FEDERAL/
     SINGLE            JOINT          NYS/NYC
     RETURN            RETURN       TAX BRACKET     2.00%
                                                  ---------
                                                        IS EQUAL TO A TAXABLE YIELD OF
                                                                APPROXIMATELY:
----------------  ----------------  ------------  ------------------------------------------
$       0-- 24.0  $       0-- 40.1     24.33%        2.64%      5.29%      6.61%      7.93%
     24.0-- 58.2       40.1-- 96.9     35.91         3.12       6.24       7.80       9.36
     58.2--121.3       96.9--147.7     38.61         3.26       6.52       8.15       9.77
    121.3--263.8      147.7--263.8     43.06         3.51       7.03       8.78      10.54
      Over 263.8        Over 263.8     46.27         3.72       7.44       9.30      11.17

                                                             A TAX-FREE YIELD OF
                                                  ------------------------------------------
                                                               4.00%      5.00%      6.00%
                                                             ---------  ---------  ---------
      TAXABLE INCOME (000'S)          COMBINED
----------------------------------    FEDERAL/
     SINGLE            JOINT            NYS/
     RETURN            RETURN       TAX BRACKET     2.00%
                                                  ---------
                                                        IS EQUAL TO A TAXABLE YIELD OF
                                                                APPROXIMATELY:
----------------  ----------------  ------------  ------------------------------------------
$       0-- 24.0  $       0-- 40.1     21.06%        2.53%      5.07%      6.33%      7.60%
     24.0-- 58.2       40.1-- 96.9     33.13         2.99       5.98       7.48       8.97
     58.2--121.3       96.9--147.7     35.92         3.12       6.24       7.80       9.36
    121.3--263.8      147.7--263.8     40.56         3.36       6.73       8.41      10.09
      Over 263.8        Over 263.8     43.90         3.57       7.13       8.91      10.70


---------------


* Single rate assumes no dependents; joint rate assumes two dependents. The yields listed are for illustration only and are not necessarily representative of a Fund's yield. Each Fund invests primarily in obligations the interest on which is exempt from federal income tax and (1) in the case of California Municipal Money Fund, from California personal income tax; (2) in the case of Connecticut Municipal Money Fund, from Connecticut personal income tax; (3) in the case of New Jersey Municipal Money Fund, from New Jersey gross income tax; and (4) in the case of New York

  Municipal Money Fund, from New York State and New York City personal income taxes; however, some of a Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this Statement of Additional Information; such rates might change after that date. The effective rates reflect the highest tax bracket within each range of income listed. However, a California, Connecticut, New Jersey or New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions (other than California, Connecticut, New Jersey, New York State and New York City, personal income taxes in the case of Tables II through V, respectively).



     TAX-FREE INCOME VS. TAXABLE INCOME--NEW JERSEY MUNICIPAL MONEY FUND. Table IV below illustrates approximate equivalent taxable and tax-free yields at the 1996 federal individual and New Jersey gross income tax rates currently in effect on the date of this Statement of Additional Information. For example, a New Jersey couple with taxable income of $90,000, or a single New Jersey individual with taxable income of $55,000, whose investments earn a 6% tax-free yield, would have to earn approximately a 8.8% taxable yield to receive the same benefit.



       TABLE IV. 1996 FEDERAL AND NEW JERSEY TAXABLE VS. TAX-FREE YIELDS*



                                     EFFECTIVE
      TAXABLE INCOME (000'S)        NEW JERSEY
----------------------------------      AND
     SINGLE            JOINT        FEDERAL TAX
     RETURN            RETURN         BRACKET      2.00%      4.00%      5.00%      6.00%
----------------  ----------------  -----------  ---------  ---------  ---------  ---------
$       0-- 24.0  $       0-- 40.1     16.49%       2.39%      4.79%      5.99%      7.18%
     24.0-- 35.0       40.1-- 50.0     29.26        2.83       5.65       7.07       8.48
                       50.0-- 70.0     29.76        2.85       5.70       7.12       8.54
     35.0-- 40.0       70.0-- 80.0     30.52        2.88       5.76       7.20       8.64
     40.0-- 58.2       80.0-- 96.9     31.98        2.94       5.88       7.35       8.82
     58.2-- 75.0       96.9--147.7     34.81        3.07       6.14       7.67       9.20
     75.0--121.3                       35.40        3.10       6.19       7.74       9.29
                      147.7--150.0     39.54        3.31       6.62       8.27       9.92
    121.3--263.8      150.0--263.8     40.08        3.34       6.68       8.34      10.01
      Over 263.8        Over 263.8     43.45        3.54       7.07       8.84      10.61


---------------


* Single rate assumes no dependents; joint rate assumes two dependents. The yields listed are for illustration only and are not necessarily representative of a Fund's yield. Each Fund invests primarily in obligations the interest on which is exempt from federal income tax and (1) in the case of California Municipal Money Fund, from California personal income tax; (2) in the case of Connecticut Municipal Money Fund, from Connecticut personal income tax; (3) in the case of New Jersey Municipal Money Fund, from New Jersey gross income tax; and (4) in the case of New York Municipal Money Fund, from New York State and New York City personal income taxes; however, some of a Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this Statement of Additional Information; such rates might change after that date. The effective rates reflect the highest tax bracket within each range of income listed. However, a California, Connecticut, New Jersey or New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions (other than California, Connecticut, New Jersey, New York State and New York City, personal income taxes in the case of Tables II through V, respectively).

     TAX-FREE INCOME VS. TAXABLE INCOME--CONNECTICUT MUNICIPAL MONEY FUND. Table V below illustrates approximate equivalent taxable and tax-free yields at the 1996 federal individual and Connecticut personal income tax rates currently in effect on the date of this Statement of Additional Information. For example, a Connecticut couple with taxable income of $90,000, or a single Connecticut individual with taxable income of $55,000, whose investments earn a 6% tax-free yield, would have to earn approximately a 8.7% taxable yield to receive the same benefit.



       TABLE V. 1996 FEDERAL AND CONNECTICUT TAXABLE VS. TAX-FREE YIELDS*



                                      EFFECTIVE
      TAXABLE INCOME ($000)          CONNECTICUT
----------------------------------       AND
     SINGLE            JOINT         FEDERAL TAX
     RETURN            RETURN          BRACKET        2.00%        4.00%        5.00%       6.00%
----------------  ----------------  -------------  -----------  -----------  -----------  ---------
$   0-- 24.0      $   0-- 40.1            18.83%         2.46%        4.93%        6.16%       7.39%
24.0-- 58.2       40.1-- 96.9             31.24          2.91         5.82         7.27        8.73
58.2--121.3       96.9--147.7             34.11          3.04         6.07         7.59        9.11
121.3--263.8      147.7--263.8            38.88          3.27         6.54         8.18        9.82
      Over 263.8        Over 263.8        42.32          3.47         6.93         8.67       10.40


---------------

* Single rate assumes no dependents; joint rate assumes two dependents. The yields listed are for illustration only and are not necessarily representative of a Fund's yield. Each Fund invests primarily in obligations the interest on which is exempt from federal income tax and (1) in the case of California Municipal Money Fund, from California personal income tax; (2) in the case of Connecticut Municipal Money Fund, from Connecticut personal income tax; (3) in the case of New Jersey Municipal Money Fund, from New Jersey gross income tax; and (4) in the case of New York Municipal Money Fund, from New York State and New York City personal income taxes; however, some of a Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this Statement of Additional Information; such rates might change after that date. The effective rates reflect the highest tax bracket within each range of income listed. However, a California, Connecticut, New Jersey or New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions (other than California, Connecticut, New Jersey, New York State and New York City, personal income taxes in the case of Tables II through V, respectively).

                              CALCULATION OF YIELD


     Each Fund computes its yield and effective yield quotations using standardized methods required by the SEC. Each Fund from time to time advertises
(1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent, and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:


             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1

     Each Municipal Fund from time to time also advertises its tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended seven-day period. These quotations are calculated by dividing that portion of the Fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt, according to the following formula:

                                                         E
TAX-EQUIVALENT YIELD =                    (            1 - p    )          + t

E = Tax exempt yield
p = stated income tax rate
t = taxable yield

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

     The following yields are for the seven-day period ended June 30, 1996:


                                                                                EFFECTIVE
                                                                      YIELD       YIELD
                                                                    ---------  -----------
Money Market Portfolio............................................      4.85%       4.97%
U.S. Government Portfolio.........................................      4.66%       4.77%
Tax-Free Fund.....................................................      2.84%       2.88%
California Municipal Money Fund...................................      2.75%       2.79%
Connecticut Municipal Money Fund..................................      2.29%       2.31%
New Jersey Municipal Money Fund...................................      2.55%       2.59%
New York Municipal Money Fund.....................................      2.68%       2.71%


     The following tax equivalent yields are based, in each case, on the maximum individual tax rates:


                                                                                  TAX-EQUIVALENT   TAX-EQUIVALENT
                                                                                       YIELD       EFFECTIVE YIELD
                                                                                  ---------------  ---------------
Tax-Free Fund (assuming a federal tax rate of 39.6%)............................         4.70%            4.77%
California Municipal Money Fund (assuming a combined federal and California
State tax rate of 45.2%)........................................................         5.02%            5.09%
Connecticut Municipal Money Fund (assuming a combined federal and Connecticut
State tax rate of 42.3%)........................................................         3.97%            4.00%
New Jersey Municipal Money Fund (assuming a combined federal and New Jersey
State tax rate of 43.6%)........................................................         4.52%            4.59%
New York Municipal Money Fund (assuming a combined federal, New York State and
New York City tax rate of 46.9%)................................................         5.05%            5.10%
New York Municipal Money Fund (assuming an effective combined federal and New
York State tax rate of 44.2%)...................................................         4.80%            4.86%



     OTHER INFORMATION. The Funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in each Fund will fluctuate. In Performance Advertisements, the Funds may compare their taxable or tax-free yields with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC/Donoghue's Money Market Fund Report ("Donoghue"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indexes, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Donoghue, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine,

FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

     Each Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on a Fund investment are reinvested by being paid in additional Fund shares, any future income of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends had been paid in cash.


     Each Fund may also compare its performance with the performances of bank certificates of deposit ("CDs") as measured by the CDA. Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquotes(R) Money Markets. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Advertisements and other promotional materials for the Funds or for the PaineWebber Resource Management Account ("RMA")(R) and Business Services Account ("BSA")SM programs may compare features of the RMA and BSA programs to those offered by bank checking accounts and other bank accounts. Bank accounts are insured in whole or in part by an agency of the U.S. government and may offer a fixed rate of return. Fund shares are not insured or guaranteed by the U.S. government and returns thereon will fluctuate. While each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.


                               OTHER INFORMATION

     Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of that Trust, a Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from a Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility which PaineWebber believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     Prior to February 28, 1996, Municipal Money Market Series was known as PaineWebber/Kidder, Peabody Municipal Money Market Series. Prior to January 30, 1995, PaineWebber/Kidder, Peabody Municipal Money Market Series was known as Kidder, Peabody Municipal Money Market Series. Prior to December 15, 1995, Connecticut Municipal Money Fund was known as Connecticut Series. Prior to December 15, 1995, New Jersey Municipal Money Fund was known as New Jersey Series.



     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters. The law firm of Orrick, Herrington & Sutcliffe, 400 Sansome Street, San Francisco, CA 94111, serves as counsel to California Municipal Money Fund with respect to California law. The law firm of Orrick, Herrington & Sutcliffe, 666 Fifth Avenue, New York, New York 10103-0001, serves as counsel to New York Municipal Money Fund with respect to New York law, Connecticut Municipal Money Fund with respect to Connecticut law and New Jersey Municipal Money Fund with respect to New Jersey law.


     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Funds.


     PRINCIPAL SHAREHOLDERS. With respect to New Jersey Municipal Money Fund, to the knowledge of the Trust, G. Rogers & R. Rogers, c/o Mitchell Hutchins Asset Management Inc., New York, New York 10019, owned 8.6% of the Fund's outstanding shares of beneficial interest as of August 1, 1996.



     The Trust is not aware as to whether or to what extent shares owned of record also are owned benefically.


                              FINANCIAL STATEMENTS


     The Annual Reports to Shareholders for the fiscal years ended June 30, 1996 for Money Market Portfolio, U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund and the Annual Report to Shareholders for the eight months ended June 30, 1996 for Connecticut Municipal Money Fund and New Jersey Municipal Money Fund are separate documents supplied with this Statement of Additional Information and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated herein by this reference.

                                   APPENDIX A
        SERVICES AVAILABLE THROUGH THE RMA PROGRAM TO RMA ACCOUNTHOLDERS


     Shares of the Funds are available primarily to investors who are Participants in the Resource Management Account (RMA) program offered by PaineWebber and its correspondent firms. The following is a summary of some of the services available to RMA Participants. For more complete information, investors should refer to their RMA account agreement and the brochure entitled "Facts About Your Resource Management Account (RMA)."



     THE PAINEWEBBER RMA PREMIER STATEMENT. RMA Participants receive a monthly Premier account statement, which provides consolidated information to assist with portfolio management decisions and personal financial planning. The Premier account statement summarizes securities transactions, charges, cash advances and checks (if applicable) and provides cost basis information and calculations of unrealized and realized gains and losses on most investments. A "Summary of Accounts" statement and a menu of customized statement options is now available to make the monthly reporting even more comprehensive.


     PRELIMINARY AND YEAR-END SUMMARY STATEMENT. RMA Participants receive preliminary (nine month) summary information and year-end summary account statements that provide a comprehensive overview of tax-related activity in the account during the year to help investors with tax planning.


     CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH. As described more fully in the Prospectus under the heading "Purchases--The RMA and BSA Programs," RMA Participants select a money market fund as a primary fund into which uninvested cash is automatically swept on a daily basis from a variety of taxable and tax-free money funds. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.


     CHECK WRITING. RMA Participants have ready access to the assets held in their RMA account through the check writing feature. There are no minimum check amounts or per check charges. The RMA checks also include an expense coding system that enables the investor to track types of expenses for tax and financial planning.

     DIRECT DEPOSIT. Regular payments from an employer, pension, social security or other sources may be eligible for electronic deposit into RMA Participants' accounts.


     ELECTRONIC FUNDS TRANSFER/BILL PAYMENT SERVICE. RMA Participants can electronically transfer money between their RMA and other financial institutions, transfer funds to and from other PaineWebber accounts and pay bills. Unlimited transfers from other financial accounts and ten free transfers to other financial accounts are permitted monthly, with a nominal charge per transaction thereafter. A Bill Payment Service is available for an additional charge.


     GOLD MASTERCARD(R). RMA Participants are provided with a Gold MasterCard that makes account assets easily accessible. The Gold MasterCard is accepted by businesses, stores and services both in the U.S. and abroad, and can be used to obtain cash advances at thousands of automated teller machines in the U.S. For an additional annual fee, investors can also obtain a line of credit from Bank One that can be accessed through their Gold MasterCard. Through MasterCard's enhanced MasterAssist(R) and MasterPurchase(R) programs, investors can obtain other benefits, including rental car insurance, emergency medical and travel assistance, legal services and purchase protection.


     EXTENDED ACCOUNT PROTECTION. Assets of RMA Participants that are held in an RMA Account by PaineWebber or one of its correspondent firms are protected for up to $49.5 million through private insurance in the event of the liquidation or failure of the firm. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ("SIPC"). Neither the SIPC protection nor the additional account protection insurance applies to shares of the Funds because such shares are registered directly in the name of the shareholder, and not in the name of PaineWebber or one of its correspondent firms.


     THE PAINEWEBBER PROTECTOR. The PaineWebber Protector is a popular convalescent care insurance program. Participants can elect to own $50,000 to $200,000 of convalescent care benefits. This feature is not available to PaineWebber's correspondent firms.


     RMA RESOURCE ACCUMULATION PLANSM. The RMA Resource Accumulation Plan is an automatic mutual fund investment program that provides RMA participants the ability to purchase shares of mutual funds on a regular, periodic basis. The minimum purchase in the program is $100 per investment; however, initial minimum purchase requirements of the designated mutual fund(s) must be met before an investor can participate in this program. The participant must receive a prospectus, which contains more complete information (including charges and expenses), for each fund before the application form to participate in the Resource Accumulation Plan is submitted.


     RMA AUTHORIZATION LIMIT. RMA Participants' Authorization Limit is the combined amount of any uninvested cash balances in the account, money fund balances and, if applicable, the Securities Credit Line (margin). The Authorization Limit is reduced each time a debit is generated in their securities account, a security is purchased, an RMA check is paid, cash advances are obtained from MasterCard or when an electronic transfer/payment is made. The Authorization Limit is increased when funds are deposited into their securities account.


     FINANCIAL SERVICES CENTER AND RESOURCELINE(R). RMA Participants have day and night access to information concerning their RMA account. This service is available by calling (800) RMA-1000. RMA representatives are available at the Financial Services Center from 8:30 a.m. to 8:00 p.m. (ET) to answer inquiries from Participants regarding their accounts, and ResourceLine, an automated voice response system, provides 24 hour account information.


     SECURITIES CREDIT LINE. RMA Participants may choose to have a Securities Credit Line (margin) as part of their RMA account.

                                   APPENDIX B
       SERVICES AVAILABLE THROUGH THE BSA PROGRAM FOR BSA ACCOUNTHOLDERS


     Shares of the Funds are available to investors who are Participants in the Business Services Account ("BSA")(R) program. The following is a summary of some of the services that are available to BSA Participants. For more complete information, investors should refer to their BSA Account Agreement and the brochure entitled "Facts About Your Business Services Account (BSA)."



     PREMIER BUSINESS SERVICES ACCOUNT STATEMENT--BSA Participants receive the monthly Premier Business Services Account statement, which provides consolidated information to assist with portfolio management decisions and business finances. The Premier Business Services Account statement summarizes securities transactions, charges, cash advances and checks in chronological order with running cash and money fund balances. When applicable, the expiration and beneficiary of outstanding letters of credit are printed. The "Portfolio Management" feature provides cost basis information where available as well as calculated gains and losses on most investments. A menu of customized statement options is now available to make the monthly reporting more comprehensive.


     PRELIMINARY AND YEAR-END SUMMARY STATEMENT--BSA Participants receive preliminary (nine month) summary information and year-end summary account statements that provide a comprehensive overview of tax-related activity in the account during the year to help investors plan.


     CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH--As described more fully in the Prospectus under the heading "Purchases--The RMA and BSA Programs," BSA Participants select a money market fund as a primary fund into which uninvested cash is automatically swept on a daily basis from a variety of taxable and tax-free money funds. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.


     CHECK WRITING--BSA Participants have ready access to the assets held in their BSA account through the check writing feature. There are no minimum check amounts. BSA Participants may clear up to 100 checks each month without incurring per check charges. Participants can order from a number of business check styles to suit their check writing needs. The BSA checks also include an expense code system that enables investors to track business expense types for tax and financial planning.

     MASTERCARD BUSINESSCARD(R)--BSA Participants can elect to receive a MasterCard BusinessCard for easy access to account assets. The MasterCard BusinessCard is accepted by businesses, stores and services worldwide, and can be used to obtain cash at thousands of automated teller machines in the U.S. Through MasterCard's enhanced MasterAssist(R) and MasterPurchase(R) programs, investors can obtain other benefits including full value primary rental car insurance, emergency medical and travel assistance, legal services and purchase protection.

     SECURITIES CREDIT LINE.--BSA Participants may choose to have a Securities Credit Line (margin) as part of their BSA account.


     EXTENDED ACCOUNT PROTECTION--Assets of BSA Participants that are held in a BSA Account by PaineWebber or one of its correspondent firms are protected for up to $49.5 million through private insurance in the event of the liquidation or failure of the firm. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ("SIPC"). Neither the SIPC protection nor the additional account protection insurance applies to shares of the Funds because such shares are registered directly in the name of the shareholder, and not in the name of PaineWebber or one of its correspondent firms.

     BSA AUTHORIZATION LIMIT--BSA Participants' Authorization Limit is the combined amount of any uninvested cash balances in the account, money fund balances and, if applicable, the Securities Credit Line (margin). The Authorization Limit is reduced each time a debit is generated in their securities account, a security is purchased, a BSA check is paid, cash advances are obtained from MasterCard or when an electronic transfer/payment is made. The Authorization Limit is increased when funds are deposited into the securities account.


     FINANCIAL SERVICES CENTER AND RESOURCELINE(R)--BSA Participants can call the Financial Services Center at (800) 762-1000 from 8:30 A.M. to 8:00 P.M. ET and speak to a PaineWebber representative to make any inquiries about their accounts. The automated ResourceLine provides basic account information through a touch-tone phone and is available night and day by calling (800) 762-1000.



     ELECTRONIC FUNDS TRANSFER/PAYMENT SERVICE--BSA Participants have the option to initiate transfers of funds to and from their accounts, pay bills and process their payroll through an electronic fund transfer service. Unlimited transfers to the BSA from other financial institutions and 20 free transfers/payments out of the BSA are permitted monthly with nominal fees thereafter. Participants can set up payees to receive regular or variable payments simply by calling an 800 number.


     DIRECT DEPOSIT--Regular payments from customers, receivables and other sources may be eligible for electronic deposit into BSA Participants' accounts. This feature permits the investor's money to be invested sooner and eliminates excess paperwork.

     LETTERS OF CREDIT--BSA Participants can have Standby Letters of Credit issued on their behalf through PaineWebber at competitive rates and backed by securities in their account.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. The Prospectus and this Statement of Additional Information do not constitute an offering by the Funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                            ------------------------

                                                       PAGE
                                                       ----

Investment Policies and Restrictions...........           2
Directors/Trustees and Officers................          34
Investment Advisory, Administration and
  Distribution Arrangements....................          43
Portfolio Transactions.........................          48
Additional Information Regarding Redemptions...          50
Valuation of Shares............................          50
Taxes..........................................          51
Calculation of Yield...........................          61
Other Information..............................          63
Financial Statements...........................          64
Appendix A.....................................         A-1
Appendix B.....................................         B-1


PAINEWEBBER RMA
MONEY MARKET PORTFOLIO
U.S. GOVERNMENT PORTFOLIO
TAX-FREE FUND
CALIFORNIA MUNICIPAL MONEY FUND
CONNECTICUT MUNICIPAL MONEY FUND
NEW JERSEY MUNICIPAL MONEY FUND
NEW YORK MUNICIPAL MONEY FUND

-----------------------------------------

Statement of Additional Information

                          August 29, 1996

-----------------------------------------

(C)1996 PaineWebber Incorporated

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